         As filed with the Securities and Exchange Commission on August 12, 2005
                                              Securities Act File No. 333-127058


================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                         Pre-Effective Amendment No. 1


                          Post-Effective Amendment No.

                           ING INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


                                 ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.


--------------------------------------------------------------------------------

    It is proposed that this filing will become effective on August 29, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule
           24f-2 under the Investment Company Act of 1940, as amended.

                           ING VALUE OPPORTUNITY FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               September 23, 2005

Dear Shareholder:

         Your Board of Directors has called a Special Meeting of shareholders of ING Value Opportunity Fund ("Value Opportunity Fund"), which is scheduled for 10:00 a.m., Local time, on November 10, 2005, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         The Board of Directors of Value Opportunity Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of Value Opportunity Fund with and into ING MagnaCap Fund ("MagnaCap Fund") (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds."

         If approved by shareholders, you will become a shareholder of MagnaCap Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Value Opportunity Fund with an opportunity to participate in a larger combined fund with similar investment objectives and strategies.

         You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

         After careful consideration, the Board of Directors of Value Opportunity Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

         A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 9, 2005.

         Value Opportunity Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,

                                   /s/ JAMES HENNESSY

                                   James M. Hennessy,
                                   President and Chief Executive Officer

                      (This page intentionally left blank)

                           ING VALUE OPPORTUNITY FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF ING VALUE OPPORTUNITY FUND
                         SCHEDULED FOR NOVEMBER 10, 2005

To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING Value Opportunity Fund ("Value Opportunity Fund") is scheduled for November 10, 2005 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, you will be asked to consider and approve the following proposals:

        (1) To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund ("MagnaCap Fund"), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and


        (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.


         Shareholders of record as of the close of business on August 16, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Value Opportunity Fund or by voting in person at the Special Meeting.

                                    By Order of the Board of Directors

                                    /s/ THERESA K. KELETY

                                    Theresa K. Kelety,
                                    Secretary

September 23, 2005

                      (This page intentionally left blank)

                           ING VALUE OPPORTUNITY FUND
                           PROXY STATEMENT/PROSPECTUS

                               SEPTEMBER 23, 2005

                                TABLE OF CONTENTS

INTRODUCTION .............................................................................................................       1

SUMMARY ..................................................................................................................       2
   The Proposed Reorganization ...........................................................................................       2
   Comparison of Investment Objectives and Strategies ....................................................................       4
   Comparison of Portfolio Characteristics ...............................................................................       6
   Comparison of Fund Performance ........................................................................................       8
   Comparison of Investment Techniques and Principal Risks of Investing in the Funds .....................................      11

COMPARISON OF FEES AND EXPENSES ..........................................................................................      12
   Management Fees .......................................................................................................      12
    Sub-Adviser Fees .....................................................................................................      12
   Administration Fees ...................................................................................................      12
   Distribution and Service Fees .........................................................................................      12
   Expense Limitation Arrangements .......................................................................................      12
   Expense Tables ........................................................................................................      13
   General Information ...................................................................................................      17
   Material Differences in Rights of Value Opportunity Fund's Shareholders and MagnaCap Fund's
    Shareholders .........................................................................................................      17

INFORMATION ABOUT THE REORGANIZATION .....................................................................................      18
   The Reorganization Agreement ..........................................................................................      18
   Reasons for the Reorganization ........................................................................................      18
   Board Considerations ..................................................................................................      19
   Tax Considerations ....................................................................................................      19
   Expenses of the Reorganization ........................................................................................      19

ADDITIONAL INFORMATION ABOUT THE FUNDS ...................................................................................      20
   Form of Organization ..................................................................................................      20
   Distributor ...........................................................................................................      20
   Dividends and Other Distributions .....................................................................................      20
   Capitalization ........................................................................................................      21

GENERAL INFORMATION ABOUT THE PROXY STATEMENT ............................................................................      21
   Solicitation of Proxies ...............................................................................................      21
   Voting Rights .........................................................................................................      22
   Other Matters to Come Before the Special Meeting ......................................................................      22
   Shareholder Proposals .................................................................................................      22
   Reports to Shareholders ...............................................................................................      22

APPENDICES
   Portfolio Managers Report for ING MagnaCap Fund .......................................................................      A-1
   Form of Agreement and Plan of Reorganization ..........................................................................      B-1
   Additional Information Regarding ING MagnaCap Fund ....................................................................      C-1
   Additional ING Funds Offered ..........................................................................................      D-1
   Security Ownership of Certain Beneficial and Record Owners ............................................................      E-1

                           PROXY STATEMENT/PROSPECTUS

                           ING VALUE OPPORTUNITY FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               SEPTEMBER 23, 2005

                                  INTRODUCTION

         This combined proxy statement and prospectus ("Proxy Statement/Prospectus") is being furnished to you in connection with a Special Meeting of shareholders of ING Value Opportunity Fund ("Value Opportunity Fund") to be held on November 10, 2005. As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Value Opportunity Fund with and into ING MagnaCap Fund ("MagnaCap Fund") (each a "Fund" and collectively, the "Funds").

         Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Value Opportunity Fund would transfer its assets to MagnaCap Fund in exchange for shares of beneficial interest of MagnaCap Fund and the assumption by MagnaCap Fund of Value Opportunity Fund's known liabilities as of the Closing Date (as defined below). MagnaCap Fund shares would then be distributed to shareholders of Value Opportunity Fund so that each shareholder would receive a number of full and fractional shares of MagnaCap Fund equal to the aggregate value of the number of shares of Value Opportunity Fund held by such shareholder. As a result of the Reorganization, Value Opportunity Fund will distribute shares of MagnaCap Fund in liquidation of Value Opportunity Fund on December 3, 2005, or such other date as the parties may agree ("Closing Date").

         Because you, as a shareholder of Value Opportunity Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of MagnaCap Fund, this Proxy Statement also serves as a Prospectus for MagnaCap Fund. MagnaCap Fund is a diversified, open-end management investment company, which seeks growth of capital, with dividend income as a secondary consideration, as described more fully below.


         This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated September 23, 2005 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B and C Prospectus and the Class I Prospectus for the Value Opportunity Fund, dated September 30, 2004, which is incorporated by reference; and the Class A, B, C and M Prospectus and Class I Prospectus for MagnaCap Fund, dated September 30, 2004. The SAI for each Fund, dated September 30, 2004, is incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The Annual Report for each Fund, dated May 31, 2005, is incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180. You can also visit our website at www.ingfunds.com for additional information about the Funds, including the SAIs and annual and semi-annual reports.


         You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

         You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class A, B, C and M Prospectus and Class I Prospectus, dated September 30, 2004, for more information about MagnaCap Fund.

THE PROPOSED REORGANIZATION

         At a meeting held on June 17, 2005, the Board of Directors of Value Opportunity Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

- the transfer of all of the assets of Value Opportunity Fund to MagnaCap Fund in exchange for shares of beneficial interest of MagnaCap Fund;

- the assumption by MagnaCap Fund of the liabilities of Value Opportunity Fund known as of the Closing Date (as described below);

- the distribution of MagnaCap Fund shares to the shareholders of Value Opportunity Fund; and

-       the complete liquidation of Value Opportunity Fund.

         MagnaCap Fund shares would then be distributed to shareholders of Value Opportunity Fund so that each shareholder would receive a number of full and fractional shares of MagnaCap Fund equal to the aggregate value of shares of Value Opportunity Fund held by such shareholder.

         As a result of the Reorganization, each owner of Class A, Class B, Class C and Class I shares of Value Opportunity Fund would become a shareholder of the corresponding class of shares of MagnaCap Fund. The Reorganization is expected to be effective on December 3, 2005, or such other date as the parties may agree (the "Closing Date").

         Each Class A, Class B, Class C and Class I shareholder will hold, immediately after the Closing Date, shares of the corresponding class of MagnaCap Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Value Opportunity Fund held by that shareholder as of the Closing Date.

         In considering whether to approve the Reorganization, you should note that:

- Both Funds have similar investment objectives (i.e., growth of capital); however, MagnaCap Fund seeks dividend income as a secondary objective;

- MagnaCap Fund is the larger fund (approximately $344 million versus $36 million as of May 31, 2005);

- Both Funds have the same adviser, ING Investments, LLC, and the same sub-adviser, ING Investment Management Co., and Scott Lewis has served as both Funds' portfolio manager since April, 2005;

- As of May 31, 2005, the blended Management Fee for MagnaCap Fund after the Reorganization (0.72%) will be slightly higher than it was for Value Opportunity Fund prior to the Reorganization (0.70%); and

- While the Rule 12b-1 fee for Class A shares will be slightly higher (0.05%) after the Reorganization and the transition to Class A shares of MagnaCap Fund, as well as the Management Fee, the proposed Reorganization is expected to result in lower gross expenses as well as lower net operating expenses per share for all Classes of shares of the disappearing Value Opportunity Fund. The gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for Class A, B, C, and I shares of each Fund (as applicable) as of May 31, 2005 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION

                                             CLASS A        CLASS B         CLASS C         CLASS I
                                             -------        -------         -------         -------
Value Opportunity Fund                        1.24%          1.99%           1.99%           0.99%
MagnaCap Fund                                 1.15%          1.85%           1.85%           0.80%

NET EXPENSES BEFORE THE REORGANIZATION (AFTER FEE WAIVER)

                                             CLASS A        CLASS B         CLASS C         CLASS I
                                             -------        -------         -------         -------
Value Opportunity Fund(1)                     1.35%          2.10%           2.10%           1.10%
MagnaCap Fund                                 1.15%          1.85%           1.85%           0.80%

AFTER THE REORGANIZATION: PRO FORMA

                                             CLASS A        CLASS B         CLASS C         CLASS I
                                             -------        -------         -------         -------
Gross estimated expenses of MagnaCap
Fund                                          1.14%          1.84%           1.84%           0.79%
Net estimated expenses of MagnaCap
Fund (After Fee Waiver)                       1.14%          1.84%           1.84%           0.79%


----------
(1) Value Opportunity Fund recouped a portion of expenses previously waived in accordance with the expense limitation agreement. Ratios reflect expense limits in effect March 1, 2002.

         Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF VALUE OPPORTUNITY FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

         The following summarizes the investment objective, strategies and management differences, if any, between Value Opportunity Fund and MagnaCap
Fund:

                                          VALUE OPPORTUNITY FUND                                      MAGNACAP FUND
INVESTMENT OBJECTIVE          Seeks growth of capital primarily through              Seeks growth of capital, with dividend income
                              investment in a diversified portfolio of               as a secondary consideration.
                              common stocks and securities convertible into
                              common stock.

INVESTMENT STRATEGIES         -   Normally invests at least 65% of its total         -   Normally invests at least 80% of its
                                  assets in common stocks.                               assets in common stock of large companies.

                              -   In managing the Fund, the Sub-Adviser may          -   Large companies are those included in
                                  invest in companies of any size, although it           the 500 largest U.S. companies, as
                                  tends to invest a majority of its assets in            measured by total revenues, net assets,
                                  companies with a market                                cash flow or earnings, or the 1,000
                                  capitalization greater than $1 billion.                largest companies as measured by equity
                                  The Sub-Adviser focuses on investing in                market capitalization. The market
                                  securities of large companies, which are               capitalization of what the Sub-Adviser
                                  those included in the 500 largest U.S.                 considers to be large companies will
                                  companies, as measured by total revenues,              change with market conditions. As of June
                                  net assets, cash flow or earnings, or the              30, 2004, this meant a market
                                  1000 largest companies as measured by                  capitalization of at least $3.7 billion.
                                  equity market capitalization. The market
                                  capitalization of large companies will             -   The Fund normally invests in
                                  change with market conditions. The equity              companies that the Sub-Adviser, using a
                                  securities in which the Fund may invest                disciplined value approach, considers to
                                  include common stocks and ADRs.                        be undervalued compared to the overall
                                                                                         stock market.
                              -   Within this universe, the Sub-Adviser
                                  uses a disciplined value approach to               -   Among the criteria the Sub-Adviser
                                  select investments that the Sub-Adviser                will consider are whether a company has
                                  considers to be undervalued compared to                increased dividends or had the financial
                                  the overall stock market and whose stock               capability to have increased dividends
                                  price does not adequately reflect its                  over the past 10 years. The Sub-Adviser
                                  favorable fundamental characteristics,                 also analyzes candidates for investment
                                  including a strong financial position,                 for some catalyst or vector of change that
                                  experienced management team, and a leading             may lead to an increase in the share price.
                                  or growing competitive market position.
                                  The Sub-Adviser uses a quantitative                -   The equity securities in which the
                                  screening process and fundamental analysis             Fund may invest include common stocks,
                                  to determine which undervalued stocks                  convertible securities, and rights or
                                  appear to have a catalyst to increase                  warrants. The fund may invest the
                                  share price. The Sub-Adviser will consider             remaining 20% of its assets in other types
                                  selling a security when company business               of securities, including foreign
                                  fundamentals deteriorate, when price                   securities and smaller companies. Although
                                  objectives are reached, or when better                 the Fund normally will be invested as
                                  investment opportunities are present.                  fully as practicable in equity securities,
                                                                                         assets that are not invested in equity
                             -    The Fund may invest the remaining 35%                  securities may be invested in high quality
                                  of its assets in other types of securities             debt securities.
                                  including foreign securities and
                                  securities of smaller companies.                   -   The Fund also may lend portfolio
                                                                                         securities on a short-term or long-term
                             -    The Fund may lend portfolio                            basis, up to 33 1/3% of its total assets.
                                  securities on a short term or long term
                                  basis, up to 33 1/3%                               -   The Sub-Adviser may sell securities
                                                                                         for a variety of reasons, such as to
                                                                                         secure gains, limit losses, or redeploy
                                                                                         assets into


                                          VALUE OPPORTUNITY FUND                                      MAGNACAP FUND
                                   of its total assets.                                   opportunities believed to be
                                                                                          more promising.
                              -    The Sub-Adviser may sell securities
                                   for a variety of reasons, such as to
                                   secure gains, limit losses, or redeploy
                                   assets into opportunities believed to be
                                   more promising.

                              -    The Fund may engage in frequent and
                                   active trading of portfolio securities to achieve its investment objective.

INVESTMENT ADVISER                         ING Investments, LLC                                   ING Investments, LLC

SUB-ADVISER                            ING Investment Management Co.                          ING Investment Management Co.

PORTFOLIO MANAGER             A team of investment                                   A team of investment professionals led
                              professionals led by Scott Lewis                       by Scott Lewis who has been primarily
                              who has been primarily responsible for                 responsible for managing the Fund since
                              managing the Fund since April, 2005.                   April, 2005.


         As you can see from the chart above, the investment objectives of the Funds are similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

         The following table compares certain characteristics of the Funds as of May 31, 2005:

                                                 VALUE OPPORTUNITY FUND                            MAGNACAP FUND
Net Assets                                             $35,951,462                                 $343,747,465

Number of Holdings                                         60                                           60

Portfolio Turnover Rate(1)                                 54%                                          50%

Average market capitalization of
companies in the Fund                                $86,948,230,875                              $87,016,331,075
Market capitalization range of
companies in Fund:

    Holdings in companies with
    market capitalizations over $10
    billion (as a % of net assets)                       89.0%                                         89.0%

    Holdings in companies with
    market capitalizations between
    $5 billion and $10 billion (as a
    % of net assets)                                      7.5%                                         7.5%

    Holdings in companies with
    market capitalizations under $5
    billion (as a % of net assets)                        3.2%                                         3.2%

Top 5 Industries (as % of net assets)  Diversified Financial Services        15.7%  Diversified Financial Services        15.7%
                                       Oil and Gas                           11.5%  Oil and Gas                           11.7%
                                       Banks                                  8.3%  Banks                                  8.3%
                                       Miscellaneous Manufacturing            5.6%  Miscellaneous Manufacturing            5.6%
                                       Pharmaceuticals                        4.3%  Pharmaceuticals                        4.3%

U.S. Equity Securities (as a % of
net assets)                                              90.8%                                          91.2%

Foreign Securities (as a % of net
assets)                                                   8.9%                                           8.5%

                                                 VALUE OPPORTUNITY FUND                            MAGNACAP FUND
Top 10 Holdings (as a % of net
assets)                                Bank of America Corp.                  3.9%  Bank of America Corp.                  3.9%
                                       Wells Fargo & Co.                      3.5%  Altria Group, Inc.                     3.6%
                                       Altria Group, Inc.                     3.5%  Wells Fargo & Co.                      3.5%
                                       Exxon Mobil Corp.                      3.3%  Exxon Mobil Corp.                      3.4%
                                       Pfizer, Inc.                           3.0%  Pfizer, Inc.                           3.0%
                                       International Business Machines              International Business Machines
                                       Corp.                                  2.8%  Corp.                                  2.8%
                                       Citigroup, Inc.                        2.7%  Citigroup, Inc.                        2.7%
                                       Morgan Stanley                         2.6%  Morgan Stanley                         2.6%
                                       General Electric Co.                   2.6%  General Electric Co.                   2.6%
                                       Koninklijke Philips Electronics NV     2.4%  JPMorgan Chase & Co.                   2.4%


----------
(1)     For the one-year period ended May 31, 2005.

COMPARISON OF FUND PERFORMANCE

         Set forth below is the performance information for each Fund. The following performance provides some indication of the risks of investing in each Fund. The bar charts show the performance of each Fund's Class A shares for each of the past 10 calendar years. Class B, Class C and Class I shares will have different performance. The bar charts do not reflect the deduction of the sales load on Class A shares. Any sales charge will reduce your return. The tables set forth below show the average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Fund are for Class A shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                             VALUE OPPORTUNITY FUND
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                  [BAR GRAPH]

YEARS                 %
1995
1996
1997
1998
1999                19.29
2000                 8.24
2001               (10.41)
2002               (26.11)
2003                23.78
2004                 9.42

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 16.31% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was (19.71)% for the quarter ended September 30, 2002. Value Opportunity Fund's year-to-date total return as of June 30, 2005 was (1.12)%.

(3) Effective March 1, 2002, ING Investments, LLC serves as an investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

                                  MAGNACAP FUND
                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                  [BAR GRAPH]

YEARS                 %
1995                35.22
1996                18.51
1997                27.73
1998                16.09
1999                12.20
2000                 1.23
2001               (14.46)
2002               (23.82)
2003                31.93
2004                 9.22

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 18.93% for the quarter ended December 31, 1998, and the Fund's worst quarterly performance was (24.28)% for the quarter ended September 30, 2002. MagnaCap Fund's year-to-date total return as of June 30, 2005 was (1.35)%.

(3) Effective September 30, 2003, MagnaCap Fund changed its investment strategies. Prior to this date, the investment strategies for the Fund were different, although attractive valuation characteristics were part of the prior strategy. In particular, under the former investment strategy, at least 80% of the Fund's assets were invested in companies that met three criteria: (1) attractive valuation characteristics; (2) a strong balance sheet; and (3) the company had increased its dividends or had the capability to have increased its dividends over the past 10 years.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                                                      SINCE INCEPTION
                                                   1 YEAR             5 YEARS           10 YEARS             (1)
                                                   ------             -------           --------             ---
VALUE OPPORTUNITY FUND

  Class A - Before Taxes                            3.13%             (1.77)%              -               3.65%
  Class A - After Taxes on Distributions(2)         3.00%             (2.65)%              -               2.74%
  Class A - After Taxes on Distributions
  and Sale of Fund Shares(2)                        2.26%             (1.86)%              -               2.77%
  Class B - Before Taxes                            3.63%             (1.66)%              -               2.35%
  Class C - Before Taxes                            7.61%             (1.34)%              -               2.53%
  Class I - Before Taxes                            9.56%             (0.37)%              -               4.79%
  S&P 500 Index(3)                                 10.88%             (2.30)%              -               4.66%
  Russell 1000 Value Index(4)                      16.49%              5.27%               -               7.30%
  Russell 1000 Index(5)                            11.40%             (1.76)%              -               4.93%

MAGNACAP FUND

  Class A - Before Taxes                            2.94%             (2.17)%             9.09%               -
  Class A - After Taxes on Distributions(2)         2.73%             (3.42)%             6.70%               -
  Class A - After Taxes on Distributions
  and Sale of Fund Shares(2)                        2.14%             (2.19)%             6.99%               -
  Class B - Before Taxes                            3.35%             (2.00)%              -               7.55%
  Class C - Before Taxes                            7.35%             (1.70)%              -              (0.49)%
  Class I - Before Taxes                            9.57%                -                 -              25.97%
  Russell 1000 Value Index(4)                      16.49%              5.27%             13.82%               -
  Russell 1000 Index(5)                            11.40%             (1.76)%            12.16%               -


----------
(1) Class A, Class B, Class C and Class I shares of Value Opportunity Fund commenced operations on February 2, 1998, March 1, 1999, June 30, 1998, and February 2, 1998, respectively. Class B, Class C and Class I shares of MagnaCap Fund commenced operations on July 17, 1995, June 1, 1999 and March 4, 2003. The table set forth above shows the index return for each Fund over time for Class A shares only. The index return for Class B, Class C and Class I may be different upon the inception date of each Class.

(2) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

         For a discussion by the Adviser regarding the performance of MagnaCap Fund for the fiscal year ended May 31, 2005, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about MagnaCap Fund is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

         Because the Funds have investment objectives and strategies that are similar, many of the risks of investing in MagnaCap Fund are the same as the risks of investing in Value Opportunity Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

         Price Volatility. Both Funds are subject to risks associated with price volatility. The value of a fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Funds also may invest in small-and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversifications, and many are dependent on a few key managers.

         Foreign Securities. Both Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

         Securities Lending. Both Funds may engage in securities lending. To the extent that either Fund lends its securities, there is the risk that the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

         Market Trends. Both Funds are subject to the risk of market trends. From time to time, the stock market may not favor the value-oriented securities that meet the Funds' disciplined investment criteria. Rather, the market could favor growth-oriented securities or small company securities, or may not favor equities at all.

         Value Investing. Both Funds are subject to the risk of value investing. Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

         Convertible and Debt Securities. MagnaCap Fund is subject to the risk of investing in convertible and debt securities. The value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

         Portfolio Turnover. Value Opportunity Fund is subject to a high portfolio turnover rate. A high turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                         COMPARISON OF FEES AND EXPENSES

         The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of MagnaCap Fund, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING MAGNACAP FUND."

MANAGEMENT FEES

         Value Opportunity Fund pays a management fee of 0.700% on the first $250 million of the Fund's average daily net assets; 0.650% on the next $250 million of the Fund's average daily net assets; 0.625% on the next $250 million of the Fund's average daily net assets; 0.600% on the next $1.25 billion of the Fund's average daily net assets; and 0.550% on the Fund's average daily net assets over $2 billion.

         MagnaCap Fund pays a management fee of 1.000% on the first $30 million of the Fund's average daily net assets; 0.750% on the next $220 million of the Fund's average daily net assets; 0.625% on the next $200 million of the Fund's average daily net assets; and 0.500% on the Fund's average daily net assets over $450 million.

         If the Reorganization is approved by shareholders, MagnaCap Fund will continue to pay a management fee of 1.000% on the first $30 million of the Fund's average daily net assets; 0.750% on the next $220 million of the Fund's average daily net assets; 0.625% on the next $200 million of the Fund's average daily net assets; and 0.500% on the Fund's average daily net assets over $450 million.

SUB-ADVISER FEES

         ING Investments, LLC ("ING Investments" or "Adviser") pays ING Investment Management Co. ("ING IM" or "Sub-Adviser") a sub-advisory fee of 0.3150% on the first $250 million of Value Opportunity Fund's average daily net assets; 0.2930% of the Fund's average daily net assets on the next $250 million; 0.2810% of the Fund's average daily net assets on the next $250 million; 0.2700% of the Fund's average daily assets on the next $1.25 billion; and 0.2480% on the Fund's average daily net assets in excess of $2 billion.

         ING Investments pays ING IM a sub-advisory fee of 0.4500% on the first $30 million of MagnaCap Fund's average daily net assets; 0.3375% of the Fund's average daily net assets on the next $220 million; 0.2813% of the Fund's average daily net assets on the next $200 million; and 0.2250% on the Fund's average daily net assets in excess of $450 million. If the Reorganization is approved, MagnaCap Fund will continue to pay the same sub-advisory fee.

ADMINISTRATION FEES

         Value Opportunity Fund pays an annual administration fee of 0.08% of the Fund's average daily net assets. MagnaCap Fund does not pay any annual administration fees. After the Reorganization, MagnaCap will continue to pay no administration fee.

DISTRIBUTION AND SERVICE FEES

         Each Fund pays the distribution (12b-1) and service fees for each Class of shares as described in the table entitled "Annual Fund Operating Expenses."

EXPENSE LIMITATION ARRANGEMENTS

         An expense limitation agreement is in place for Value Opportunity Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of Value Opportunity Fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least October 1, 2006. Pursuant to this expense limitation agreement, the expense limits for the Value Opportunity Fund are 1.35%, 2.10%, 2.10%, 1.25% and 1.10%, for Class A, B, C and I shares, respectively. MagnaCap Fund currently has no expense limitation agreement in place.

EXPENSE TABLES

         There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, Class C and Class I shares of MagnaCap Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                    CLASS A(1)       CLASS B        CLASS C        CLASS I
                                                    -------          -------        -------        -------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                 5.75%(1)(2)       None           None           None

Maximum deferred sales charge (load)(as a
percentage of the lower of original purchase
price or redemption proceeds)                         None(3)        5.00(4)        1.00(5)         None


(1) The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(3) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(4) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in APPENDIX C.

(5)     Imposed upon redemptions within 1 year from purchase.

         Neither Value Opportunity Fund nor MagnaCap Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

         The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, Class C and Class I shares (as applicable) of the Funds for the period ended May 31, 2005. Pro forma fees show estimated fees of MagnaCap Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual changes. Pro forma numbers are estimated in good faith and are hypothetical.

                         ANNUAL FUND OPERATING EXPENSES
                         AS OF MAY 31, 2005 (UNAUDITED)
 (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                   DISTRIBUTION
                                                   (12B-1) AND
                                                    SHAREHOLDER                     TOTAL FUND         WAIVERS,
                                                     SERVICING         OTHER         OPERATING      REIMBURSEMENT,        NET
                                 MANAGEMENT FEES      FEES(2)       EXPENSES(3)      EXPENSES     AND RECOUPMENT(4)    EXPENSES
                                 ---------------      -------       -----------      --------     ------------------   --------
CLASS A

  Value Opportunity Fund             0.70%           0.25%           0.29%           1.24%            0.11%            1.35%
  MagnaCap Fund                      0.73%           0.30%           0.12%           1.15%              -              1.15%
  MagnaCap Fund (Surviving
   Fund After the
   Reorganization)
    (Estimated Pro Forma)(2)         0.72%           0.30%           0.12%           1.14%              -              1.14%

CLASS B

  Value Opportunity Fund             0.70%           1.00%           0.29%           1.99%            0.11%            2.10%
  MagnaCap Fund                      0.73%           1.00%           0.12%           1.85%              -              1.85%
  MagnaCap Fund (Surviving
   Fund After the
   Reorganization)
   (Estimated Pro Forma)(2)          0.72%           1.00%           0.12%           1.84%              -              1.84%

CLASS C

  Value Opportunity Fund             0.70%           1.00%           0.29%           1.99%            0.11%            2.10%
  MagnaCap Fund                      0.73%           1.00%           0.12%           1.85%              -              1.85%
  MagnaCap Fund (Surviving
   Fund After the
   Reorganization)
   (Estimated Pro Forma)(2)          0.72%           1.00%           0.12%           1.84%              -              1.84%

CLASS I

  Value Opportunity Fund             0.70%             -             0.29%           0.99%            0.11%            1.10%
  MagnaCap Fund                      0.73%             -             0.07%           0.80%              -              0.80%
  MagnaCap Fund (Surviving
   Fund After the
   Reorganization)
   (Estimated Pro Forma)             0.72%             -             0.07%           0.79%              -              0.79%


(1)     The fiscal year end for each Fund is May 31.


(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) ING Fund Services receives an annual administration fee equal to 0.08% of the Value Opportunity Fund's average daily net assets; MagnaCap Fund does not pay any administration fee.

(4) ING Investments has entered into an expense limitation agreement with Value Opportunity Fund to limit expenses of the Fund (excluding interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser) subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through October 1, 2006. There can be no assurance that the expense limitation agreement will be continued after this date. The expense limits under the Fund's current expense limitation agreement are 1.35%, 2.10%, 2.10% and 1.10% for Class A, B, C and I respectively. MagnaCap Fund currently has no expense limitation agreement in place.

         Following the Reorganization, certain holdings of Value Opportunity Fund that are transferred to MagnaCap Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for MagnaCap Fund, and the realization of taxable gains or losses for MagnaCap Fund.

         EXAMPLES. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                     VALUE OPPORTUNITY FUND(1)                        MAGNACAP FUND
                     -------------------------                        -------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS     1 YEAR   3 YEARS    5 YEARS    10 YEARS
              ------   -------    -------    --------     ------   -------    -------    --------
CLASS A        $705      $956      $1,227     $1,998       $685     $919       $1,172     $1,892
CLASS B        $713      $935      $1,283     $2,132       $688     $882       $1,201     $1,986
CLASS C        $313      $635      $1,083     $2,326       $288     $582       $1,001     $2,169
CLASS I        $112      $326      $  558     $1,223       $ 82     $255       $  444     $  990

                       ESTIMATED PRO FORMA:
                       THE FUNDS COMBINED**
                       --------------------
               1 YEAR   3 YEARS   5 YEARS   10 YEARS
               ------   -------   -------   --------
CLASS A         $685      $916     $1,167     $1,881
CLASS B*        $687      $879     $1,195     $1,975
CLASS C         $287      $579     $  995     $2,159
CLASS I         $ 81      $252     $  439     $  978

You would pay the following expenses if you did not redeem your shares:

                       VALUE OPPORTUNITY FUND                         MAGNACAP FUND
                       ----------------------                         -------------
              1 YEAR   3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS   5 YEARS   10 YEARS
              ------   -------    -------    --------    ------    -------   -------   --------
CLASS A        $705      $956     $1,227      $1,998       $685     $919      $1,172    $1,892
CLASS B*       $213      $635     $1,083      $2,132       $188     $582      $1,001    $1,986
CLASS C        $213      $635     $1,083      $2,326       $188     $582      $1,001    $2,169
CLASS I        $112      $326     $  558      $1,223       $ 82     $255      $  444    $  990

                              ESTIMATED PRO FORMA:
                             THE FUNDS COMBINED**(1)
                             -----------------------

                         1 YEAR  3 YEARS   5 YEARS  10 YEARS
                         ------  -------   -------  --------
         CLASS A         $  685    $916    $ 1,167   $ 1,881
         CLASS B*        $  187    $579    $   995   $ 1,975
         CLASS C         $  187    $579    $   995   $ 2,159
         CLASS I         $   81    $252    $   439   $   978

----------

(1) The examples reflect the contractual expense limitation for the one-year period, and the first year of the three-, five- and ten-year periods.

* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

**   Estimated.

GENERAL INFORMATION

     Class A shares of MagnaCap Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Value Opportunity Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of Value Opportunity Fund will be included in the holding period of MagnaCap Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of MagnaCap Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Value Opportunity Fund were purchased by the shareholder. Value Opportunity Fund and MagnaCap Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

     Following the Reorganization, certain holdings of Value Opportunity Fund that are transferred to MagnaCap Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for MagnaCap Fund, and the realization of taxable gains or losses for MagnaCap Fund.

MATERIAL DIFFERENCES IN RIGHTS OF VALUE OPPORTUNITY FUND SHAREHOLDERS AND MAGNACAP FUND SHAREHOLDERS

     Each Fund is organized as a series of a Maryland corporation and is governed by its respective Articles of Incorporation and Bylaws. Material differences under the Funds' Articles of Incorporation/Bylaws are presented below.

-----------------------------------------------------------   --------------------------------------------------------
                       MAGNACAP FUND                                          VALUE OPPORTUNITY FUND
-----------------------------------------------------------   --------------------------------------------------------
The Articles of Incorporation permit shareholders to          The Articles of Incorporation does not specifically
amend or repeal any provision contained in the Articles       address amendments to the charter documents;
of Incorporation upon the affirmative vote of the             consequently, amendments to the Fund's Articles of
holders of a majority of the outstanding shares entitled      Incorporation would be governed by Maryland General
to vote. Shareholders also have the power to elect (by a      Corporation Law, which generally provides that an
vote of a plurality of all the votes cast) and remove         amendment to the Articles of Incorporation (except with
(by a vote of a majority of the votes entitled to be          respect to amendments to increase or decrease the number
cast) Directors.                                              of shares of stock (or class of any such stock) of the
                                                              corporation that it has the authority to issue) to be
The Board of Directors has the power to amend Bylaws at       submitted to shareholders at an annual or special
any regular or special meeting by the affirmative vote        meeting of the shareholders.
of a majority of the whole authorized number of
directors.                                                    Both the Directors and the shareholders have the right
                                                              at any annual or special meeting, as long as appropriate
                                                              notice has been given, to alter or repeal any Bylaws of
                                                              the Corporation and to make new Bylaws.
-----------------------------------------------------------   --------------------------------------------------------

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Value Opportunity Fund in exchange for shares of beneficial interest of MagnaCap Fund and the assumption by MagnaCap Fund of Value Opportunity Fund's liabilities, as set forth in that Fund's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of MagnaCap Fund to shareholders of Value Opportunity Fund, as provided for in the Reorganization Agreement. Value Opportunity Fund will then be liquidated.

     Each Class A, Class B, Class C and Class I shareholder of Value Opportunity Fund will hold, immediately after the Closing Date, shares of the corresponding class of MagnaCap Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Value Opportunity Fund held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of MagnaCap Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

     Until the Closing Date, shareholders of Value Opportunity Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by MagnaCap Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Value Opportunity Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     The proposed Reorganization was presented for consideration to the Board of Directors of Value Opportunity Fund at a meeting held on June 17, 2005 and the Board of Directors of MagnaCap Fund at a meeting held on July 21, 2005. For the reasons discussed below, the Directors of the Funds, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that the interests of the shareholders of either Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Funds and their shareholders.

     The Reorganization will allow Value Opportunity Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve growth of capital through investment in equity securities. Additionally, the proposed Reorganization is expected to result in lower gross and net expenses for shareholders of all classes of Value Opportunity Fund. As shareholders of MagnaCap Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in APPENDIX D.

BOARD CONSIDERATIONS

     The Board of Directors of Value Opportunity Fund, in recommending the proposed transaction, considered a number of factors, including the following:

-    the plans of management to reduce overlap in funds in the ING Fund complex;

-    the potential benefits of the transaction to shareholders;

- the relative investment performance of Value Opportunity Fund as compared to MagnaCap Fund;

- expense ratios and information regarding fees and expenses of Value Opportunity Fund and MagnaCap Fund;

-    the relative size of the Funds;

- whether the Reorganization would dilute the interests of either Fund's current shareholders;

- the similarity of investment objectives and strategies of MagnaCap Fund with those of Value Opportunity Fund;

- the fees or expenses that will be borne directly by the Investment Adviser (or an affiliate of the Investment Adviser) in connection with the merger;

-    any benefits that may be realized by the Adviser; and

- the tax consequences of the Reorganization to Value Opportunity Fund and its shareholders, including the tax-free nature of the transaction.

     The Board of Directors also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

     THE DIRECTORS OF VALUE OPPORTUNITY FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH MAGNACAP FUND.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Value Opportunity Fund nor its shareholders, nor MagnaCap Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Value Opportunity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Value Opportunity Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Value Opportunity Fund's shareholders.

     As of May 31, 2005, Value Opportunity Fund and MagnaCap Fund had accumulated capital loss carryforwards of approximately $1 million and $86.3 million, respectively. After the Reorganization, the losses of Value Opportunity Fund generally will be available to MagnaCap Fund to offset its capital gains, although a portion of the amount of these losses that may offset MagnaCap Fund's capital gains in any given year will be limited due to this Reorganization. The ability of MagnaCap Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of MagnaCap Fund.

EXPENSES OF THE REORGANIZATION

     The expenses relating to the proposed Reorganization will be borne by ING Investments (or an affiliate of ING Investments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the Investment Company Act of 1940, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

     Value Opportunity Fund is a diversified series of ING Series Fund, Inc., an open-end management investment company organized as a Maryland corporation. ING Series Fund, Inc. is governed by a Board of Directors consisting of eight members. For more information on the history of ING Series Fund, Inc., see the SAI.

     MagnaCap Fund is a diversified series of ING Investment Funds, Inc., an open-end management investment company organized as a Maryland corporation. ING Investment Funds, Inc. is governed by a Board of Directors consisting of eleven members. For more information on the history of ING Investment Funds, Inc., see the SAI.

DISTRIBUTOR

     ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Value Opportunity Fund pays dividends from net investment income, if any, on an annual basis. MagnaCap Fund pays dividends semi-annually. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Value Opportunity Fund's shareholders, then as soon as practicable before the Closing Date, Value Opportunity Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2005, and on a pro forma basis as of May 31, 2005, giving effect to the Reorganization:

                                                  NET ASSET VALUE      SHARES
                                   NET ASSETS        PER SHARE      OUTSTANDING
                                  ------------    ---------------   -----------

VALUE OPPORTUNITY FUND
  Class A                         $ 30,552,537         $10.45        2,924,455
  Class B                         $  4,221,863         $10.19          414,475
  Class C                         $    900,203         $10.15           88,669
  Class I                         $    276,859         $10.52           26,311

MAGNACAP FUND
  Class A                         $293,793,373         $10.81       27,174,783
  Class B                         $ 36,962,204         $10.46        3,535,335
  Class C                         $  6,489,705         $10.46          620,379
  Class I                         $  2,453,990         $10.76          228,043

PRO FORMA - MAGNACAP FUND INCLUDING VALUE OPPORTUNITY FUND
  Class A                         $324,345,910         $10.81       30,001,105
  Class B                         $ 41,184,067         $10.46        3,938,955
  Class C                         $  7,389,908         $10.46          706,440
  Class I                         $  2,730,849         $10.76          253,773

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about September 23, 2005. Shareholders of Value Opportunity Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. Value Opportunity Fund has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $5,000. ING Investments will bear the cost of the proxy solicitation. Shareholders of Value Opportunity Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-804-3212.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Value Opportunity Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Value Opportunity Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     As a shareholder of Value Opportunity Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Only shareholders of Value Opportunity Fund at the close of business on August 16, 2005 (the "Record Date") will be entitled to be present and give voting instructions for Value Opportunity Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [______] shares of Value Opportunity Fund were outstanding and entitled to vote.

     Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

     Value Opportunity Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Value Opportunity Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

     To the knowledge of ING Investments, as of August 16, 2005, no current Director owns 1% or more of the outstanding shares of either Fund, and the officers and Directors own, as a group, less than 1% of the shares of either Fund.

     APPENDIX E hereto lists the persons that, as of August 16, 2005, owned beneficially or of record 5% or more of the outstanding shares of any Class of Value Opportunity Fund or MagnaCap Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     Value Opportunity Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Value Opportunity Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Value Opportunity Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                       /s/ Theresa K. Kelety

                                       Theresa K. Kelety
                                       Secretary

September 23, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

                          REPORT FOR ING MAGNACAP FUND

ING MAGNACAP FUND                                     PORTFOLIO MANAGERS' REPORT

                              INDUSTRY ALLOCATION*
                               AS OF MAY 31, 2005
                          (as a percent of net assets)

                                  [PIE CHART]

The ING MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by a team of investment professionals led by Scott Lewist, Senior Portfolio Manager, ING Investment Management Co. -- the Sub-Adviser.

PERFORMANCE: For the year ended May 31, 2005, the Fund's Class A shares, excluding sales charges, provided a total return of 6.48% compared to the Russell 1000 Value lndex(5) and the Russell 1000 lndex(6), which returned 15.49% and 9.42%, respectively, for the same period.

PORTFOLIO SPECIFICS: The Fund underperformed its benchmark primarily due to generally weak stock selection, as overall sector allocation for the fiscal year was reasonably neutral. The financial sector, which is the largest sector weight in both the Fund's portfolio and the benchmark with nearly a 33% weighting, was the largest detractor from overall results due to relative stock selection. In fact, several well-known financial stocks, including American International Group, Inc., Fannie Mae and Morgan Stanley, posted negative returns over the last twelve months. Further, a consistent overweight in the strong performing energy sector was more than offset by stock selection. While there were many energy stocks in the Fund that contributed positively to results, it was difficult to keep pace with the benchmark sector return of nearly 40%. As an example of the sector's strength, even the largest energy company in the world, Exxon Mobil Corp., reacted favorably to surging energy prices and advanced by 32.7% during the most recent twelve months. Finally, the Fund had little exposure to the utility sector as these stocks generally perform poorly when interest rates increase. However, the long end of the yield curve remained reasonably steady as the Federal Reserve raised short-term rates and the utility sector had strong performance. As a result, this sector acted as another drag on overall results.

                               TOP TEN HOLDINGS**
                               AS OF MAY 31, 2005
                          (as a percent of net assets)

Bank of America Corp.                           3.9%
Altria Group, Inc.                              3.6%
Wells Fargo & Co.                               3.5%
Exxon Mobil Corp.                               3.4%
Pfizer, Inc.                                    3.0%
International Business Machines Corp.           2.8%
Citigroup, Inc.                                 2.7%
Morgan Stanley                                  2.6%
General Electric Co.                            2.6%
JPMorgan Chase & Co.                            2.4%

    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

** Excludes short-term investments related to securities lending.

OUTLOOK AND CURRENT STRATEGY: We believe the Fund is well positioned for the environment that we foresee. The Federal Reserve may be hard pressed to continue aggressively raising interest rates in the face of a decelerating economy, and for that reason we have been increasing our exposure to financials. There are other potential sources of support for the stock market, including continued merger and acquisition activity, share repurchases from strong corporate cash flows, and further dividend increases. Also, many measures of stock market valuation suggest that common stocks are reasonably valued. Further, yields in the bond market have retreated to lower levels as further signs of a slowing economy become evident. As a result, we remain fully invested in inexpensive value stocks that have a positive catalyst in sight or have become, in our opinion, temporarily mispriced by the market.
_____________
+ Effective April 29, 2005, Scott Lewis became Portfolio Manager of the ING MagnaCap Fund. Prior to April 29, 2005, the Fund was managed by William F. Coughlin, CFA.

PORTFOLIO MANAGERS' REPORT                                     ING MAGNACAP FUND

ING MagnaCap Fund - Class A

                                  [LINE GRAPH]

                                                                  Russell 1000       Russell
               With Sales Charge          Without Sales Charge    Value Index       1000 Index
               -----------------          --------------------    ------------      ----------
5/31/1995          $  9,425                      $ 10,000          $ 10,000          $ 10,000
5/31/1996          $ 11,604                      $ 12,315          $ 12,621          $ 12,946
5/31/1997          $ 14,536                      $ 15,427          $ 16,131          $ 16,459
5/31/1998          $ 18,102                      $ 19,211          $ 21,400          $ 21,513
5/31/1999          $ 20,309                      $ 21,554          $ 24,510          $ 25,882
5/31/2000          $ 21,563                      $ 22,885          $ 24,072          $ 28,978
5/31/2001          $ 20,460                      $ 21,714          $ 25,921          $ 25,856
5/31/2002          $ 18,231                      $ 19,348          $ 24,483          $ 22,407
5/31/2003          $ 15,960                      $ 16,938          $ 22,559          $ 20,679
5/31/2004          $ 18,775                      $ 19,926          $ 27,030          $ 24,589
5/31/2005          $ 19,991                      $ 21,217          $ 31,216          $ 26,906

         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2005

                                                                     SINCE INCEPTION     SINCE INCEPTION
                                                                     OF CLASS B AND M      OF CLASS C
                                  1 YEAR     5 YEAR       10 YEAR     JULY 17, 1995       JUNE 1, 1999
                                  ------     ------       -------    ----------------    ---------------
INCLUDING SALES CHARGE:
  Class A(1)                       0.35%    (2.66)%        7.20%             --                --
  Class B(2)                       0.77%    (2.47)%          --            6.91%               --
  Class C(3)                       4.77%    (2.18)%          --              --             (0.96)%
  Class M(4)                       2.30%    (2.63)%          --            6.80%               --
EXCLUDING SALES CHARGE:
  Class A                          6.48%    (1.50)%        7.84%             --                --
  Class B                          5.77%    (2.17)%          --            6.91%               --
  Class C                          5.77%    (2.18)%          --              --             (0.96)%
  Class M                          6.01%    (1.93)%          --            7.18%               --
  Russell 1000 Value Index(5)     15.49%     5.34%        12.06%          11.73%(7)          4.11%
  Russell 1000 Index(6)            9.42%    (1.47)%       10.40%           9.88%(7)          0.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   Reflects deduction of the maximum Class M sales charge of 3.50%.

(5) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

(7)   Since inception performance for index is shown from August 1, 1995.

                                                                     APPENDIX B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of July, 2005, by and between ING Investment Funds, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 ("ING Investment Funds"), on behalf of its series, ING MagnaCap Fund (the "Acquiring Fund"), and ING Series Fund, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 ("ING Series Fund"), on behalf of its series, ING Value Opportunity Fund (the "Acquired Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

      WHEREAS, the Board of Directors of ING Investment Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Directors of ING Series Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities, as described in paragraph 1.3 herein, of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's Statement of Assets and Liabilities as of the Closing Date delivered by ING Series Fund, on behalf of the Acquired Fund, to ING Investment Funds, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

      2.2. The net asset value of a Class A, Class B, Class C and Class I Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Directors.

      2.3. The number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class I shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be December 3, 2005, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

      3.2. The Acquired Fund shall direct the Bank of New York Company, Inc., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of ING Series Fund, ING Series Fund, on behalf of the Acquired Fund, represents and warrants to ING Investment Funds as follows:

          (a) The Acquired Fund is duly organized as a series of ING Series Fund, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING Series Fund's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) ING Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Series Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound;

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by ING Investment Funds, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Series Fund, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of
Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2005 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since May 31, 2005 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

          (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Series Fund, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of ING Investment Funds, ING Investment Funds, on behalf of the Acquiring Fund, represents and warrants to ING Series Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of ING
Investment Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING Investment Funds' Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) ING Investment Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Investment Funds' Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Investment Funds, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Investment Funds, on behalf of the Acquiring Fund, is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by ING Series Fund, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Investment Funds, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. ING Investment Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of
Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2005 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since May 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

          (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

          (l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Investment Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Investment Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

          (o) The information to be furnished by ING Investment Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Fund covenants that the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class I Acquiring Fund Shares received at the Closing.

      5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. ING Series Fund, on behalf of the Acquired Fund, covenants that ING Series Fund will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Investment Funds, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) ING Series Fund's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) ING Investment Funds', on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of ING Series Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at ING Series Fund's election, to the performance by ING Investment Funds, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of ING Investment Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. ING Investment Funds shall have delivered to ING Series Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to ING Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of ING Investment Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as ING Series Fund shall reasonably request;

      6.3. ING Investment Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Investment Funds, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of ING Investment Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ING Investment Funds' election, to the performance by ING Series Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of ING Series Fund, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. ING Series Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of ING Series Fund;

      7.3. ING Series Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to ING Investment Funds and dated as of the Closing Date, to the effect that the representations and warranties of ING Series Fund, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as ING Investment Funds shall reasonably request;

      7.4. ING Series Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Series Fund, on behalf of the Acquired Fund, on or before the Closing Date;

      7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ING Series Fund, on behalf of the Acquired Fund, or ING Investment Funds, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of ING Series Fund's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither ING Investment Funds nor ING Series Fund may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Investment Funds or ING Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of Dechert LLP addressed to ING Series Fund and ING Investment Funds substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ING Investment Funds and ING Series Fund. Notwithstanding anything herein to the contrary, neither ING Investment Funds nor ING Series Fund may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1. ING Series Fund, on behalf of the Acquired Fund, and ING Investment Funds, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. ING Investment Funds and ING Series Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before March 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ING Series Fund and ING Investment Funds; provided, however, that following the meeting of the shareholders of the Acquired Fund called by ING Series Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to ING Investment Funds or ING Series Fund, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
      LIABILITY

      14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of ING Series Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Articles of Incorporation of ING Series Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                             ING INVESTMENT FUNDS, INC. on behalf of its
                                    ING MAGNACAP FUND series



                                    By:
-------------------------                ----------------------------------
Secretary

                                    Its:
                                         ----------------------------------



Attest:                             ING SERIES FUND, INC. on behalf of its
                                    ING VALUE OPPORTUNITY FUND series



                                    By:
--------------------------              ----------------------------------
Secretary


                                    Its:
                                         ----------------------------------


                                                                      APPENDIX C

               ADDITIONAL INFORMATION REGARDING ING MAGNACAP FUND

                                ("MAGNACAP FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

      This Proxy Statement/Prospectus relates to four separate Classes of shares of MagnaCap Fund: Class A, Class B, Class C and Class I, each of which represents an identical interest in MagnaCap Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of MagnaCap Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Value Opportunity Fund ("Value Opportunity Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of Value Opportunity Fund will be included in the holding period of MagnaCap Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of MagnaCap Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

      The sales charges and fees for each Class of shares of MagnaCap Fund are shown and contrasted in the chart below.


                                                  CLASS A      CLASS B      CLASS C      CLASS I
                                                  -------      -------      -------      -------
Maximum Initial Sales Charge on Purchases         5.75%(1)      None          None         None

Contingent Deferred Sales Charge ("CDSC")          None(2)     5.00%(3)     1.00%(4)       None

Annual Distribution (12b-1) and Service Fees
(5)                                                0.25%        1.00%        1.00%         None
Maximum Purchase                                  Unlimited   $100,000      Unlimited    Unlimited

Automatic Conversion to Class A                     N/A      8 Years(6)       N/A          N/A


----------

(1)   Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this APPENDIX C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this APPENDIX C.

(4)   Imposed upon redemption within 1 year from purchase.

(5)   Annual asset-based distribution charge.

(6) Class B shares of MagnaCap Fund issued to shareholders of Value Opportunity Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Value Opportunity Fund.


      The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $100,000 will be declined.

      CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of MagnaCap Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                              CLASS A SHARES(1)(2)


                                               AS A % OF THE                  AS A %
YOUR INVESTMENT                                OFFERING PRICE                 OF NAV
---------------                                --------------                 ------

Less than $50,000                                  5.75%                      6.10%
$50,000 - $99,999                                  4.50%                      4.71%
$100,000 - $249,999                                3.50%                      3.63%
$250,000 - $499,999                                2.50%                      2.56%
$500,000 - $1,000,000                              2.00%                      2.04%
$1,000,000 and over                                           See below

----------


(1) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2)   The term "offering price" includes the front-end sales charge.

      There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:


                                                                          PERIOD DURING
YOUR INVESTMENT                                     CDSC               WHICH CDSC APPLIES
---------------                                     ----               ------------------

$1,000,000 - $2,499,999                            1.00%                     2 years
$2,500,000 - $4,999,999                            0.50%                     1 year
$5,000,000 and over                                0.25%                     1 year


      REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of MagnaCap Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase MagnaCap Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for MagnaCap Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as described below, at 1-800-992-0180 for more information.

      A sales charge may also be reduced by taking into account the current value of your existing holdings in MagnaCap Fund or any other open-end funds in the ING Fund complex (excluding ING Aeltus Money Market Fund, and Classic Money Market Fund)("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for MagnaCap Fund for details or contact the Shareholder Servicing Representative, as defined below, at 1-800-992-0180 for more information.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but this will not affect any CDSC that may be imposed upon the redemption of shares of MagnaCap Fund.

      SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for MagnaCap Fund.

      CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of MagnaCap Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the

NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

 YEAR OF REDEMPTION AFTER PURCHASE                          CDSC
 ---------------------------------                          ----

First                                                        5%
Second                                                       4%
Third                                                        3%
Fourth                                                       3%
Fifth                                                        2%
Sixth                                                        1%
After Sixth Year                                            None


      Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of MagnaCap Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Value Opportunity Fund. For additional information on the CDSC and the conversion of Class B, see MagnaCap Fund's SAI.

      CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

      CLASS I SHARES. Class I shares are offered at their NAV per share without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $1,000,000. The Distributor may waive the minimum from time to time.

      WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

         (i)The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

        (ii)The CDSC also may be waived for Class B and Class C shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

       (iii)The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

        (iv)The CDSC also will be waived in the case of reinvestment of dividends and capital gains distributions.

      If you think you may be eligible for a CDSC waiver, contact a Shareholder Servicing Representative at 1-800-992-0180.

      REINSTATEMENT PRIVILEGE. Class B or Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for MagnaCap Fund for details or contact the Shareholder Servicing Representative at 1-800-992-0180 for more information.

      RULE 12B-1 PLAN. MagnaCap Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B and Class C shares of MagnaCap Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Funds Distributor, LLC (the "Distributor") may receive from MagnaCap Fund an annual fee in connection with the offering, sale and shareholder servicing of MagnaCap Fund's Class A, Class B and Class C shares.

      DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of MagnaCap Fund and in connection with services rendered to shareholders of MagnaCap Fund, MagnaCap Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of MagnaCap Fund's average daily net assets attributable to that Class):

                             SERVICING FEE             DISTRIBUTION FEE

Class A                         0.00%                      0.25%
Class B                         0.25%                      0.75%
Class C                         0.25%                      0.75%
Class  I                         N/A                        N/A


      Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of MagnaCap Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of MagnaCap Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      OTHER EXPENSES. In addition to the management fee and other fees described previously, MagnaCap Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC ("ING Investments"). Most MagnaCap Fund expenses are allocated proportionately among all of the outstanding shares of MagnaCap Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

      The minimum initial investment in MagnaCap Fund is $1,000 ($1,000,000 for Class I shares or $250 for IRAs), and the minimum for additional investment in MagnaCap Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100. MagnaCap Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($1,000,000 for Class I shares or $250 for IRAs).

      MagnaCap Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

      If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

      CUSTOMER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

      What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

      -     Name;

      -     Date of Birth;

      - Physical residential address (although post office boxes are still permitted for mailing); and

      - Social security number, taxpayer identification number, or other identifying number.

      You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

      EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


FREQUENT TRADING -- MARKET TIMING. The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.



The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.



Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.



The Funds' Board of Directors/Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.




If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.



Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.



Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.


      PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.


      DETERMINATION OF NET ASSET VALUE. The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.






In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.


Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.


When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:



- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;


- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities that are restricted as to transfer or resale.


The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.


      PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

      RETIREMENT PLANS. MagnaCap Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

      EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in MagnaCap Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

      You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of MagnaCap Fund will not be issued unless you request them in writing.

      TELEPHONE ORDERS. MagnaCap Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. MagnaCap Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If

MagnaCap Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE PRIVILEGES AND RESTRICTIONS

      An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, MagnaCap Fund is intended for long term investment and not as a trading vehicle. ING Investments or the Distributor may prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to cancel the exchange policy or restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of MagnaCap Fund into which they are being exchanged.

      Shares of one class of MagnaCap Fund generally may be exchanged for shares of that same Class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of MagnaCap Fund being acquired may be legally sold.


      If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior income Fund prospectus or any other ING prospectus by calling 1-800-992-0180 or by going to www.ingfunds.com.


      You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

      CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND. You are not required to pay an applicable CDSC upon any exchange from MagnaCap Fund (or any other ING Fund) into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your shares for repurchase by that fund, the CDSC will apply from the fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in MagnaCap Fund (or other ING Fund).

      SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

      SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, MagnaCap Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

      Shares of MagnaCap Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

      SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see MagnaCap Fund's SAI.

      PAYMENTS. Payment to shareholders for shares redeemed ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. MagnaCap Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. MagnaCap Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. MagnaCap Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to MagnaCap Fund, MagnaCap Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, MagnaCap Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

ACCOUNT ACCESS

      Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling 1-800-992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

      MagnaCap Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


MANAGEMENT OF MAGNACAP FUND

      INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to MagnaCap Fund. ING Investments has overall responsibility for management of MagnaCap Fund. ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the MagnaCap Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser as well as the custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services provided to MagnaCap Fund. As of May 31, 2005, ING Investments managed over $39.1 billion in assets.

      SUB-ADVISER. ING Investment Management Co., ("ING IM"), a registered investment adviser, is responsible for providing the day-to-day management of MagnaCap Fund. ING IM is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:ING) ("ING Group") and an affiliate of ING Investments. ING IM has been managing client assets for more than a quarter century and as of May 31, 2005, managed over $164.0 billion in assets.


      The Fund is managed by Scott Lewis, Senior Portfolio Manager. Mr. Lewis joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has been managing the Fund since April 2005. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.



ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS



The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Funds.

      PORTFOLIO TRANSACTIONS. ING Investments will place orders to execute securities transactions that are designed to implement MagnaCap Fund's investment objectives and policies. ING Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments may consider brokerage and research services provided by a broker to ING Investments or its affiliates, and MagnaCap Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to MagnaCap Fund.


DIVIDENDS, DISTRIBUTIONS & TAXES

      DIVIDENDS AND DISTRIBUTIONS. MagnaCap Fund generally distributes most or all of its net earnings in the form of dividends. MagnaCap Fund pays dividends, if any, on an annual basis. Capital gains, if any, are distributed annually. Dividends and distributions will be determined on a class basis.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

      - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

      - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

      - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

      - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      Any dividends and distributions paid by MagnaCap Fund will be automatically reinvested in additional shares of the respective class of MagnaCap Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on Class A, Class B, Class C and Class I shares of MagnaCap Fund invested into an ING Fund that offers Class A, Class B, Class C and Class I shares.

      FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see MagnaCap Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in MagnaCap Fund.

      MagnaCap Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although MagnaCap Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if MagnaCap Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

      Dividends declared by MagnaCap Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

      You will receive an annual statement summarizing your dividend and capital gains distributions.

      If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

      There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

      As with all mutual funds, MagnaCap Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide MagnaCap Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

      The information in the table below has been derived from ING MagnaCap Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.


                                                                                  CLASS A
                                                 ---------------------------------------------------------------------------
                                                                                                   ELEVEN
                                                                                                   MONTHS        YEAR
                                                                                                   ENDED         ENDED
                                                               YEAR ENDED MAY 31,                  MAY 31,      JUNE 30,
                                                 ------------------------------------------------
                                                     2005        2004       2003        2002      2001(1)        2000
                                                     ----        ----       ----        ----      -------        ----

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    10.28        8.82       10.11      13.54        15.84        17.69
   Income (loss) from investment operations:
   Net investment income                       $     0.12        0.09        0.06       0.07         0.05         0.07
   Net realized and unrealized gain (loss) on        0.54        1.46       (1.32)     (1.53)       (0.38)       (0.08)
   investments                                 $
   Total from investment operations            $     0.66        1.55       (1.26)     (1.46)       (0.33)       (0.01)
   Less distributions from:
   Net investment income                       $     0.13        0.09        0.03       0.07         0.09         0.05
   Net realized gain from investments          $      -           -           -         1.90         1.88         1.79
   Total distributions                         $     0.13        0.09        0.03       1.97         1.97         1.84
   Net asset value, end of period              $    10.81       10.28        8.82      10.11        13.54        15.84
   TOTAL RETURN(2)                             %     6.48       17.64      (12.46)    (10.96)       (2.77)       (0.36)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   293,793     311,087     156,902    211,602     277,722       303,864
   Ratios to average net assets:
   Expenses(3)                                 %     1.15        1.35        1.45       1.34         1.31         1.29
   Net investment income(3)                    %     1.12        1.10        0.73       0.59         0.33         0.41
   Portfolio turnover rate                     %      50          28         110         75          92           26


----------

(1)   The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)   Annualized for periods less than one year.

                                                                            CLASS B
                                                  -------------------------------------------------------------
                                                                                          ELEVEN
                                                                                          MONTHS      YEAR
                                                            YEAR ENDED MAY 31,            ENDED       ENDED
                                                  ------------------------------------    MAY 31,     JUNE 30,
                                                    2005      2004     2003      2002     2001(1)     2000
                                                  --------   ------    ------   ------    -------     ---------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $   9.91     8.48     9.75     13.14      15.44      17.36
   Income (loss) from investment operations:
   Net investment income                          $   0.06     0.04     0.00*    (0.02)     (0.01)     (0.05)
   Net realized and unrealized gain (loss) on
   investments                                    $   0.51     1.39    (1.27)    (1.47)     (0.41)     (0.08)
   Total from investment operations               $   0.57     1.43    (1.27)    (1.49)     (0.42)     (0.13)
   Less distributions from:
   Net investment income                          $   0.02       --        --       --         --         --
   Net realized gain from investments             $     --       --        --     1.90       1.88       1.79
   Total distributions                            $   0.02       --        --     1.90       1.88       1.79
   Net asset value, end of period                 $  10.46     9.91     8.48      9.75      13.14      15.44
   TOTAL RETURN(2)                                %   5.77    16.86    (13.03)  (11.61)     (3.40)     (1.11)
RATIOS AND SUPPLEMENTAL DATA:

   Net assets, end of period (000's)              $ 36,962   52,812    50,677   79,685    112,286     87,167
   Ratios to average net assets:
   Expenses(3)                                    %   1.85     2.05      2.15     2.04       2.01       1.99
   Net investment income(3)                       %   0.43     0.35      0.03    (0.11)     (0.37)     (0.29)
   Portfolio turnover rate                        %     50       28       110       75         92         26

----------
(1)   The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

*     Amount represents less than $0.01 per share.

                                                                          CLASS C
                                                  -------------------------------------------------------------
                                                                                          ELEVEN
                                                                                          MONTHS      YEAR
                                                           YEAR ENDED MAY 31,             ENDED       ENDED
                                                  ------------------------------------    MAY 31,     JUNE 30,
                                                    2005      2004      2003     2002     2001(1)     2000
                                                  --------   ------    ------   ------    -------     ---------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $   9.91     8.48      9.76    13.14      15.44      17.37
   Income (loss) from investment operations:
   Net investment income                          $   0.08     0.03      0.00*   (0.01)     (0.01)     (0.10)
   Net realized and unrealized gain (loss) on
   investments                                    $   0.49     1.40     (1.28)   (1.47)     (0.41)     (0.04)
   Total from investment operations               $   0.57     1.43     (1.28)   (1.48)     (0.42)     (0.14)
   Less distributions from:
   Net investment income                          $   0.02       --        --       --         --         --
   Net realized gain from investments             $     --       --        --     1.90       1.88       1.79
   Total distributions                            $   0.02       --        --     1.90       1.88       1.79
   Net asset value, end of period                 $  10.46     9.91      8.48     9.76      13.14      15.44
   TOTAL RETURN(2)                                %   5.77    16.86    (13.11)  (11.53)     (3.41)     (1.17)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $  6,490   11,502     8,291    9,693     10,887      3,660
   Ratios to average net assets:
   Expenses(3)                                    %   1.85     2.05      2.15     2.04       2.01       1.99
   Net investment income(3)                       %   0.43     0.36      0.03    (0.11)     (0.37)     (0.29)
   Portfolio turnover rate                        %     50       28       110       75         92         26

----------
(1)   The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

*     Amount represents less than $0.01 per share.

                                                              CLASS I
                                                  -------------------------------
                                                                         MARCH 5,
                                                  YEAR ENDED MAY 31,   2003(1) TO
                                                  ------------------     MAY 31,
                                                    2005      2004        2003
                                                  --------   ------    ----------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $  10.27     8.82      7.55
   Income (loss) from investment operations:
   Net investment income                          $   0.16     0.15      0.01
   Net realized and unrealized gain (loss) on
   investments                                    $   0.53     1.44      1.26
   Total from investment operations               $   0.69     1.59      1.27
   Less distributions from:
   Net investment income                          $   0.20     0.14        --
   Net realized gain from investments             $     --       --        --
   Total distributions                            $   0.20     0.14        --
   Net asset value, end of period                 $  10.76    10.27      8.82
   TOTAL RETURN(2)                                %   6.79    18.26     16.82
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)              $  2,454        8         7
   Ratios to average net assets:
   Expenses(3)                                    %   0.80     0.88      0.92
   Net investment income(3)                       %   1.47     1.55      2.06
   Portfolio turnover rate                        %     50       28       110

----------

(1)   Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

                                                                      APPENDIX D

                                    ING FUNDS

      The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                                       CLASSES OFFERED
----                                                       ---------------
U.S. EQUITY
Balanced Fund                                              A, B, C, I and O
Convertible Fund                                           A, B, C and Q
Corporate Leaders Trust Fund                               B
Disciplined LargeCap Fund                                  A, B, C and I
Equity Income Fund                                         A, B, C and I
Financial Services Fund                                    A, B, C and O
Growth Fund                                                A, B, C and I
Growth and Income Fund                                     A, B, C and I
Index Plus LargeCap Fund                                   A, B, C, I, O and R
Index Plus MidCap Fund                                     A, B, C, I, O and R
Index Plus SmallCap Fund                                   A, B, C, I, O and R
LargeCap Growth Fund                                       A, B, C, I and Q
LargeCap Value Fund                                        A, B, C and I
MagnaCap Fund                                              A,B, C, I and M
MidCap Opportunities Fund                                  A, B, C, I and Q
MidCap Value Fund                                          A, B, C, I and Q
MidCap Value Choice Fund                                   A,B, C and I
Real Estate Fund                                           A, B, C, I and Q
Small Company Fund                                         A, B, C and I
SmallCap Value Fund                                        A, B, C, I and Q
SmallCap Value Choice Fund                                 A, B, C and I
Value Opportunity Fund                                     A, B, C and I

GLOBAL/INTERNATIONAL EQUITY
Emerging Countries Fund                                    A, B, C, M and Q
Foreign Fund                                               A, B, C, I and Q
Global Equity Dividend Fund                                A, B and C
Global Real Estate Fund                                    A, B, C and I
Global Science and Technology Fund                         A, B, C, I and O
Global Value Choice Fund                                   A, B, C and Q
International Fund                                         A, B, C, I and Q
International Growth Fund                                  A, B, C, I and O
International SmallCap Fund                                A, B, C and Q
International Value Choice Fund                            A, B and C
International Value Fund                                   A, B, C, I and Q
Precious Metals Fund                                       A
Russia Fund                                                A

FIXED INCOME
Aeltus Money Market Fund                                   A, B, C and I
Classic Money Market Fund                                  A, B and C
GNMA Income Fund                                           A, B, C, I, M and Q
High Yield Bond Fund                                       A, B and C
Intermediate Bond Fund                                     A, B, C, I, O and R
National Tax-Exempt Bond Fund                              A, B and C

STRATEGIC ALLOCATION FUNDS

Strategic Allocation Growth Fund                           A, B, C and I
Strategic Allocation Balanced Fund                         A, B, C and I
Strategic Allocation Income Fund                           A, B, C and I

LOAN PARTICIPATION FUND
Senior Income Fund                                         A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

      The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 16, 2005:

ING VALUE OPPORTUNITY FUND

                                                                                          PERCENTAGE OF
NAME AND ADDRESS OF           PERCENT OF CLASS OF SHARES                               COMBINED FUND AFTER
    SHAREHOLDER                 AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND       THE REORGANIZATION*



ING MAGNACAP FUND

                                                                                          PERCENTAGE OF
NAME AND ADDRESS OF           PERCENT OF CLASS OF SHARES                               COMBINED FUND AFTER
    SHAREHOLDER                 AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND       THE REORGANIZATION*


---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 16, 2005.

                                     PART B

                           ING INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 23, 2005

Acquisition of the Assets and Liabilities of:             By and in Exchange for Shares of:
        ING Value Opportunity Fund                                 ING MagnaCap Fund
   (a series of ING Series Fund, Inc.)                  (a series of ING Investment Funds, Inc.)
     7337 East Doubletree Ranch Road                        7337 East Doubletree Ranch Road
      Scottsdale, Arizona 85258-2034                         Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investment Funds, Inc. ("SAI") is available to the shareholders of ING Value Opportunity Fund in connection with a proposed transaction whereby all of the assets and known liabilities of the ING Value Opportunity Fund will be transferred to ING MagnaCap Fund, a series of ING Investment Funds, Inc., in exchange for shares of ING MagnaCap Fund.

This SAI consists of: (i) this cover page; (ii) the "ING MagnaCap Fund Additional Information" presented on pages 1 through 2 of this SAI, which presents certain information with respect to the management of the ING MagnaCap Fund; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

           1. The SAI for ING MagnaCap Fund, dated September 30, 2004, as filed on October 4, 2004, and the SAI for ING Value Opportunity Fund, dated September 30, 2004, as filed on October 4, 2004.


           2. The Financial Statements of the MagnaCap Fund and Value Opportunity Fund, respectively, are included in the Classes A, B, C and I Annual Reports, dated May 31, 2005 as filed on August 8, 2005, and the Classes A, B, C and I Annual
                  Reports, dated May 31, 2005, as filed on August 8, 2005.


                  This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 14, 2005, relating to the Reorganization of ING Value Opportunity Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of
                  Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                                ING MAGNACAP FUND
                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


DIRECTOR OWNERSHIP OF SECURITIES..............................................1
   Shareholder Ownership Policy...............................................1

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES..................................1
   Shareholder Ownership Policy...............................................1


ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS...........................2


PRO FORMA FINANCIAL STATEMENTS................................................2

                                ING MAGNACAP FUND
                             ADDITIONAL INFORMATION

DIRECTOR OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Directors with shareholders, it is the policy to own beneficially shares of one or more ING Funds (each a "Fund") at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any Fund investments will not cause a Director to have to make any additional investments under this Policy Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2004.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                                                    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEES                           MAGNACAP FUND                    OF INVESTMENT COMPANIES
John V. Boyer(1)                                 $0                                  None
Paul S. Doherty(2)                               $0                              Over $100,000
J. Michael Earley                                $0                            $50,001 - 100,000
R. Barbara Gitenstein                            $0                            $50,001 - 100,000
Patrick W. Kenny(1)                              $0                                  None
Walter H. May                                    $0                              Over $100,000
Jock Patton                                      $0                            $10,001 - 50,000
David W. C. Putnam                               $0                              Over $100,000
Blaine E. Rieke(2)                               $0                            $50,001 - 100,000
Roger B. Vincent                                 $0                              Over $100,000
Richard A. Wedemeyer                             $0                            $50,001 - 100,000

TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney                              $0                              Over $100,000
John G. Turner                                   $0                              Over $100,000

------------------------------
         (1) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.

         (2)      Retired as Trustee on December 31, 2004.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Share Ownership Policy

As of December 31, 2004, none of the Independent Directors or their immediate family members owned any shares of the ING Funds' investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).


ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED



      The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of May 31, 2005.



                                                            OTHER POOLED INVESTMENT
                        REGISTERED INVESTMENT COMPANIES             VEHICLES                   OTHER ACCOUNTS
                        -------------------------------     -----------------------      ------------------------
                        NUMBER OF                           NUMBER OF                    NUMBER OF
PORTFOLIO MANAGER       ACCOUNTS        TOTAL ASSETS        ACCOUNTS   TOTAL ASSETS      ACCOUNTS    TOTAL ASSETS
-----------------       ---------       ------------        ---------  ------------      ---------   ------------
Scott Lewis                [ ]            $ [ ]               [ ]        $ [ ]              [ ]         $ [ ]



* Of these [ ] Accounts, [ ] Account has an advisory fee based on performance.



Compensation information regarding the Portfolio Managers:



      Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.



      Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices ([ ] for Lewis) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.



      Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).



      Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.



Description of Material Conflicts of Interest



      A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.



      A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.



      A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.



      A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.



      As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.



Ownership of Securities



      The following table shows the dollar range of shares of the Funds owned by each team member as of May 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:



PORTFOLIO MANAGER                FUND                     DOLLAR RANGE OF FUND SHARES OWNED
-----------------                ----                     ---------------------------------
   Scott Lewis                   [ ]                                    [ ]


PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2005. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005



                                                               ING VALUE              ING                            PRO FORMA
                                                               OPPORTUNITY         MAGNACAP        PRO FORMA          COMBINED
                                                                  FUND               FUND         ADJUSTMENTS       (UNAUDITED)
                                                             --------------------------------------------------------------------
ASSETS:
Investments in securities, at value+*                         $ 35,833,078      $ 342,617,451                      $ 378,450,529
Short-term investments, at amortized cost                        4,084,078         40,540,622                         44,624,700
Repurchase agreement                                               486,000          3,302,000                          3,788,000
Cash                                                                13,308            303,484                            316,792
Receivables:
      Investment securities sold                                         -          1,727,651                          1,727,651
      Fund shares sold                                               1,568             15,889                             17,457
      Dividends and interest                                        62,530            526,419                            588,949
Prepaid expenses                                                    16,360             25,133                             41,493
                                                             --------------------------------------------------------------------
      Total assets                                              40,496,922        389,058,649              -         429,555,571
                                                             --------------------------------------------------------------------

LIABILITIES:
Payable for investment securities purchased                        360,684          3,739,960                          4,100,644
Payable for fund shares redeemed                                     7,430            326,925                            334,355
Payable upon receipt of securities loaned                        4,084,078         40,540,622                         44,624,700
Payable to affiliates                                               39,233            329,239                            368,472
Payable for director/trustee fees                                      303             40,142                             40,445
Other accrued expenses and liabilities                              53,732            334,296                            388,028
                                                             --------------------------------------------------------------------
      Total liabilities                                          4,545,460         45,311,184              -          49,856,644
                                                             --------------------------------------------------------------------
NET ASSETS                                                   $  35,951,462      $ 343,747,465     $        -       $ 379,698,927
                                                             ====================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                              $  34,625,261      $ 386,488,367                      $ 421,113,628
Undistributed net investment income                                131,210          1,047,605                          1,178,815
Accumulated net realized loss on investments                    (1,108,258)       (86,319,702)                       (87,427,960)
Net unrealized depreciation of investments                       2,303,249         42,531,195                         44,834,444
                                                             --------------------------------------------------------------------
NET ASSETS                                                   $  35,951,462      $ 343,747,465     $        -       $ 379,698,927
                                                             ====================================================================

+Including securities loaned at value                        $   3,951,511      $  39,351,474     $        -       $  43,302,985
*Cost of investments in securities                           $ 228,197,344      $ 300,086,256     $        -       $ 528,283,600

CLASS A:
      Net Assets                                             $  30,552,537      $ 293,793,373                      $ 324,345,910
      Shares authorized                                        100,000,000         80,000,000                         80,000,000
      Par value                                              $       0.001      $        0.00                      $        0.00
      Shares outstanding                                         2,924,455         27,174,783        (98,133)(A)      30,001,105
      Net asset value and redemption price per share         $       10.45      $       10.81                      $       10.81
      Maximum offering price per share (5.75%) (B)           $       11.09      $       11.47                      $       11.47

CLASS B:
      Net Assets                                             $   4,221,863      $  36,962,204                      $  41,184,067
      Shares authorized                                        100,000,000         80,000,000                         80,000,000
      Par value                                              $       0.001      $        0.00                      $        0.00
      Shares outstanding                                           414,475          3,535,335        (10,855)(A)       3,938,955
      Net asset value and redemption price per share         $       10.19      $       10.46                      $       10.46
      Maximum offering price per share                       $       10.19      $       10.46                      $       10.46

CLASS C:
      Net Assets                                             $     900,203      $   6,489,705                      $   7,389,908
      Shares authorized                                        100,000,000         20,000,000                         20,000,000
      Par value                                              $       0.001      $        0.00                      $        0.00
      Shares outstanding                                            88,669            620,379         (2,608)(A)         706,440
      Net asset value and redemption price per share         $       10.15      $       10.46                      $       10.46
      Maximum offering price per share                       $       10.15      $       10.46                      $       10.46

                                                                ING VALUE              ING                          PRO FORMA
                                                                OPPORTUNITY         MAGNACAP        PRO FORMA        COMBINED
                                                                   FUND               FUND         ADJUSTMENTS     (UNAUDITED)
                                                             ------------------------------------------------------------------

CLASS I:
      Net Assets                                              $    276,859     $    2,453,990                      $  2,730,849
      Shares authorized                                        100,000,000         50,000,000                        50,000,000
      Par value                                               $      0.001     $         0.00                      $       0.00
      Shares outstanding                                            26,311     $      228,043           (581)           253,773
      Net asset value and redemption price per share          $      10.52     $        10.76                      $      10.76
      Maximum offering price per share                        $      10.52     $        10.76                      $      10.76

CLASS M:
      Net Assets                                                n/a            $    4,048,193                      $  4,048,193
      Shares authorized                                         n/a                 5,000,000                         5,000,000
      Par value                                                 n/a                    $ 0.00                      $       0.00
      Shares outstanding                                        n/a                   377,273              -            377,273
      Net asset value and redemption price per share            n/a            $        10.73                      $      10.73
      Maximum offering price per share (3.50%)                  n/a            $        11.12                      $      11.12



(A) Reflects new shares issued, net of retired shares of ING Value Opportunity Fund. (Calculation: Net Assets / NAV per share)

(B) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(C) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(C) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

STATEMENTS OF OPERATIONS FOR YEAR ENDED MAY 31, 2005 (UNAUDITED)



                                                                         ING VALUE         ING
                                                                        OPPORTUNITY     MAGNACAP     PRO FORMA         PRO FORMA
                                                                           FUND           FUND      ADJUSTMENTS         COMBINED
                                                                        ----------------------------------------------------------
INVESTMENT INCOME:
Dividends*                                                              $   908,421   $  8,296,289                    $ 9,204,710
Interest                                                                     13,907         80,960                         94,867
Securities lending income                                                       745          7,305                          8,050
                                                                        ---------------------------------------      -------------
      Total investment income                                               923,073      8,384,554           -          9,307,627
                                                                        ---------------------------------------      -------------


EXPENSES:
 Investment management fees                                                 282,138      2,696,922     (30,232) (A)     2,948,828
 Distribution fees:
       Class A                                                               86,256        925,568      17,248  (A)     1,029,072
       Class B                                                               41,468        452,088                        493,556
       Class C                                                               13,228         95,839                        109,067
       Class M                                                                    -         34,927                         34,927
       Class Q                                                                    -              6                              6
 Transfer agent fees:                                                        12,614        233,970      (5,046) (B)       241,538
 Administrative and service fees                                             32,245              -     (32,245) (A)             -
 Shareholder reporting expense                                               11,563         23,911      (4,625) (B)        30,849
 Registration fees                                                           44,006         74,877     (17,602) (B)       101,281
 Professional fees                                                            1,759         25,095        (704) (B)        26,150
 Custody and accounting fees                                                  7,872         36,810                         44,682
 Director/Trustee fees                                                        1,366          9,712                         11,078
 Miscellaneous expense                                                        4,412         28,502                         32,914
                                                                        ---------------------------------------      -------------
      Total expenses                                                        538,927      4,638,227     (73,206)         5,103,948
Less:
      Net recouped fees                                                      46,200              -                         46,200
                                                                        ---------------------------------------      -------------
      Net expenses                                                          585,127      4,638,227     (73,206)         5,150,148
                                                                        ---------------------------------------      -------------
Net investment income                                                       337,946      3,746,327      73,206          4,157,479
                                                                        ---------------------------------------      -------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS:
 Net realized gain on investments                                         1,094,989     26,114,730                     27,209,719
 Net change in unrealized appreciation or depreciation on investments       959,437     (6,195,080)                    (5,235,643)
                                                                        ---------------------------------------      -------------
      Net realized and unrealized gain on investments                     2,054,426     19,919,650                     21,974,076
                                                                        ---------------------------------------      -------------
INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                   $ 2,392,372   $ 23,665,977    $ 73,206       $ 26,131,555
                                                                        =======================================      =============

    * Foreign taxes                                                     $     4,733   $          -                          4,733







(A) Reflects adjustment in expenses due to effects of new contractual rates.
(B) Reflects adjustment in expenses due to elimination of duplicative services.



                 See Accompanying Notes to Financial Statements

PORTFOLIOS OF INVESTMENTS AS OF MAY 31, 2005

 ING VALUE     ING                                                                              ING VALUE       ING
OPPORTUNITY  MAGNACAP   PRO FORMA                                                              OPPORTUNITY    MAGNACAP    PRO FORMA
    FUND       FUND    (UNAUDITED)                                                                FUND          FUND     (UNAUDITED)
-----------  --------  -----------                                                             -----------  -----------  -----------
Shares                                                                                                         Value
----------------------------------                                                             -------------------------------------
COMMON STOCK: 99.7%
                                            AEROSPACE/DEFENSE:1.8%
     6,100    58,200       64,300           General Dynamics Corp.                             $  658,678   $ 6,284,436  $ 6,943,114
                                                                                               -------------------------------------
                                                                                                  658,678     6,284,436    6,943,114
                                                                                               -------------------------------------
                                            AGRICULTURE: 3.6%
    18,500   184,300      202,800           Altria Group, Inc.                                  1,242,090    12,373,902   13,615,992
                                                                                               -------------------------------------
                                                                                                1,242,090    12,373,902   13,615,992
                                                                                               -------------------------------------
                                            APPAREL: 1.6%
     7,100    67,500       74,600           Nike, Inc.                                            583,620     5,548,500    6,132,120
                                                                                               -------------------------------------
                                                                                                  583,620     5,548,500    6,132,120
                                                                                               -------------------------------------
                                            BANKS: 8.3%
    30,500   290,600      321,100           Bank of America Corp.                               1,412,760    13,460,592   14,873,352
    11,200   107,700      118,900           The Bank of New York Co., Inc.                        322,784     3,103,914    3,426,698
    20,700   197,200      217,900           Wells Fargo & Co.                                   1,250,487    11,912,852   13,163,339
                                                                                               -------------------------------------
                                                                                                2,986,031    28,477,358   31,463,389
                                                                                               -------------------------------------
                                            BEVERAGES: 1.8%
     8,500    81,100       89,600           Coca-Cola Co.                                         379,355     3,619,493    3,998,848
     4,300    41,400       45,700           Molson Coors Brewing Co.                              251,421     2,420,658    2,672,079
                                                                                               -------------------------------------
                                                                                                  630,776     6,040,151    6,670,927
                                                                                               -------------------------------------
                                            BUILDING MATERIALS: 1.4%
    16,000   153,000      169,000           Masco Corp.                                           512,320     4,899,060    5,411,380
                                                                                               -------------------------------------
                                                                                                  512,320     4,899,060    5,411,380
                                                                                               -------------------------------------
                                            CHEMICALS: 4.3%
    14,200   135,500      149,700           Dow Chemical Co.                                      643,118     6,136,795    6,779,913
     7,300    70,300       77,600           Lyondell Chemical Co.                                 173,302     1,668,922    1,842,224
    15,100   145,700      160,800           Praxair, Inc.                                         707,737     6,828,959    7,536,696
                                                                                               -------------------------------------
                                                                                                1,524,157    14,634,676   16,158,833
                                                                                               -------------------------------------
                                            COAL: 1.3%
    10,000    95,300      105,300           Peabody Energy Corp.                                  477,400     4,549,622    5,027,022
                                                                                               -------------------------------------
                                                                                                  477,400     4,549,622    5,027,022
                                                                                               -------------------------------------
                                            COMPUTERS: 2.8%
    13,200   125,500      138,700           International Business Machines Corp.                 997,260     9,481,525   10,478,785
                                                                                               -------------------------------------
                                                                                                  997,260     9,481,525   10,478,785
                                                                                               -------------------------------------
                                            DIVERSIFIED FINANCIAL SERVICES: 15.7%
     6,800    65,100       71,900 L         Capital One Financial Corp.                           512,720     4,908,540    5,421,260
    20,400   194,200      214,600           Citigroup, Inc.                                       961,044     9,148,762   10,109,806
    20,600   197,500      218,100           Countrywide Financial Corp.                           765,702     7,341,075    8,106,777
    12,200   116,500      128,700           Freddie Mac                                           793,488     7,577,160    8,370,648
    24,000   230,800      254,800           JPMorgan Chase & Co.                                  858,000     8,251,100    9,109,100

 ING VALUE     ING                                                                              ING VALUE       ING
OPPORTUNITY  MAGNACAP   PRO FORMA                                                              OPPORTUNITY    MAGNACAP    PRO FORMA
    FUND       FUND    (UNAUDITED)                                                                FUND          FUND     (UNAUDITED)
-----------  --------  -----------                                                             -----------  -----------  -----------
Shares                                                                                                         Value
----------------------------------                                                             -------------------------------------
     2,000    18,900       20,900           Lehman Brothers Holdings, Inc.                        184,400     1,742,580    1,926,980
    11,900   113,400      125,300           Merrill Lynch & Co., Inc.                             645,694     6,153,084    6,798,778
    19,200   182,600      201,800           Morgan Stanley                                        940,032     8,940,096    9,880,128
                                                                                               -------------------------------------
                                                                                                5,661,080    54,062,397   59,723,477
                                                                                               -------------------------------------
                                            ELECTRIC: 2.6%
     6,300    60,200       66,500           Entergy Corp.                                         452,529     4,324,166    4,776,695
    13,200   125,800      139,000 L         PG&E Corp.                                            472,164     4,499,866    4,972,030
                                                                                               -------------------------------------
                                                                                                  924,693     8,824,032    9,748,725
                                                                                               -------------------------------------
                                            ELECTRICAL COMPONENTS AND EQUIPMENT: 1.9%
     9,100    98,800      107,900           Emerson Electric Co.                                  604,877     6,567,236    7,172,113
                                                                                               -------------------------------------
                                                                                                  604,877     6,567,236    7,172,113
                                                                                               -------------------------------------
                                            ELECTRONICS: 2.4%
    33,600   320,500      354,100 @@        Koninklijke Philips Electronics NV                    860,832     8,211,210    9,072,042
                                                                                               -------------------------------------
                                                                                                  860,832     8,211,210    9,072,042
                                                                                               -------------------------------------
                                            FOOD: 1.3%
     9,600    67,900       77,500 @@        Nestle SA ADR                                         633,253     4,478,949    5,112,202
                                                                                               -------------------------------------
                                                                                                  633,253     4,478,949    5,112,202
                                                                                               -------------------------------------
                                            FOREST PRODUCTS AND PAPER: 0.5%
     5,500    52,600       58,100 L         International Paper Co.                               177,155     1,694,246    1,871,401
                                                                                               -------------------------------------
                                                                                                  177,155     1,694,246    1,871,401
                                                                                               -------------------------------------
                                            GAS: 1.3%
    11,600   110,500      122,100           Sempra Energy                                         460,172     4,383,535    4,843,707
                                                                                               -------------------------------------
                                                                                                  460,172     4,383,535    4,843,707
                                                                                               -------------------------------------
                                            HEALTHCARE-SERVICES: 1.9%
     6,800    62,600       69,400 L         Quest Diagnostics, Inc.                               714,000     6,573,000    7,287,000
                                                                                               -------------------------------------
                                                                                                  714,000     6,573,000    7,287,000
                                                                                               -------------------------------------
                                            HOUSEHOLD PRODUCTS/WARES: 0.2%
    11,800   112,500      124,300           Kimberly-Clark Corp.                                  759,094     7,237,125    7,996,219
                                                                                               -------------------------------------
                                                                                                  759,094     7,237,125    7,996,219
                                                                                               -------------------------------------
                                            INSURANCE: 3.9%
    12,600   113,200      125,800           American Intl. Group, Inc.                            699,930     6,288,260    6,988,190
    16,800   159,900      176,700           MetLife, Inc.                                         749,280     7,131,540    7,880,820
                                                                                               -------------------------------------
                                                                                                1,449,210    13,419,800   14,869,010
                                                                                               -------------------------------------
                                            LEISURE TIME: 1.1%
     8,800    84,200       93,000 @@, L     Royal Caribbean Cruises Ltd.                          405,768     3,882,462    4,288,230
                                                                                               -------------------------------------
                                                                                                  405,768     3,882,462    4,288,230
                                                                                               -------------------------------------
                                            LODGING: 0.5%
     3,200    30,300       33,500 @, @@, L  Kerzner Intl. Ltd.                                    197,056     1,865,874    2,062,930
                                                                                               -------------------------------------
                                                                                                  197,056     1,865,874    2,062,930
                                                                                               -------------------------------------
                                            MEDIA: 3.3%
    11,200   106,400      117,600           Gannett Co., Inc.                                     833,952     7,922,544    8,756,496
     9,700    92,400      102,100 L         Tribune Co.                                           350,946     3,343,032    3,693,978
                                                                                               -------------------------------------
                                                                                                1,184,898    11,265,576   12,450,474
                                                                                               -------------------------------------
                                            MINING: 0.7%
     9,100    88,200       97,300           Alcoa, Inc.                                           246,610     2,390,220    2,636,830
                                                                                               -------------------------------------
                                                                                                  246,610     2,390,220    2,636,830
                                                                                               -------------------------------------
                                            MISCELLANEOUS MANUFACTURING: 5.6%
     7,300    69,800       77,100           Danaher Corp.                                         402,449     3,848,074    4,250,523
    25,500   242,700      268,200           General Electric Co.                                  930,240     8,853,696    9,783,936

 ING VALUE     ING                                                                              ING VALUE       ING
OPPORTUNITY  MAGNACAP   PRO FORMA                                                              OPPORTUNITY    MAGNACAP    PRO FORMA
    FUND       FUND    (UNAUDITED)                                                                FUND          FUND     (UNAUDITED)
-----------  --------  -----------                                                             -----------  -----------  -----------
Shares                                                                                                         Value
----------------------------------                                                             -------------------------------------
    23,500   223,900      247,400 @@, L     Tyco Intl., Ltd.                                      679,855     6,477,427    7,157,282
                                                                                               -------------------------------------
                                                                                                2,012,544    19,179,197   21,191,741
                                                                                               -------------------------------------
                                            OFFICE/BUSINESS EQUIPMENT: 0.5%
    12,800   123,000      135,800 @         Xerox Corp.                                           173,696     1,669,110    1,842,806
                                                                                               -------------------------------------
                                                                                                  173,696     1,669,110    1,842,806
                                                                                               -------------------------------------
                                            OIL AND GAS: 11.6%
     6,400    61,200       67,600           Apache Corp.                                          376,064     3,596,112    3,972,176
     6,000    57,500       63,500 @@        BP PLC ADR                                            361,200     3,461,500    3,822,700
    11,800   112,000      123,800 L         Cabot Oil & Gas Corp.                                 369,930     3,511,200    3,881,130
     4,400    42,100       46,500           ConocoPhillips                                        474,496     4,540,064    5,014,560
     7,700    73,200       80,900 L         EOG Resources, Inc.                                   384,153     3,651,948    4,036,101
    21,000   209,600      230,600           Exxon Mobil Corp.                                   1,180,200    11,779,520   12,959,720
    17,300   164,700      182,000 @. L      Plains Exploration & Production Co.                   528,515     5,031,585    5,560,100
    15,200   145,300      160,500           XTO Energy, Inc.                                      473,024     4,521,736    4,994,760
                                                                                               -------------------------------------
                                                                                                4,147,582    40,093,665   44,241,247
                                                                                               -------------------------------------
                                            OIL AND GAS SERVICES: 2.9%
     7,500    71,000       78,500 L         BJ Services Co.                                       377,625     3,574,850    3,952,475
    15,200   146,400      161,600           Halliburton Co.                                       649,648     6,257,136    6,906,784
                                                                                               -------------------------------------
                                                                                                1,027,273     9,831,986   10,859,259
                                                                                               -------------------------------------
                                            PHARMACEUTICALS: 4.3%
    38,300   364,600      402,900           Pfizer, Inc.                                        1,068,570    10,172,340   11,240,910
    14,500   137,700      152,200 @@, L     Teva Pharmaceutical Industries Ltd. ADR               483,865     4,595,049    5,078,914
                                                                                               -------------------------------------
                                                                                                1,552,435    14,767,389   16,319,824
                                                                                               -------------------------------------
                                            RETAIL: 2.9%
     9,200    87,400       96,600 L         Best Buy Co., Inc.                                    500,756     4,757,182    5,257,938
    14,800   175,400      190,200           McDonald's Corp.                                      457,912     5,426,876    5,884,788
                                                                                               -------------------------------------
                                                                                                  958,668    10,184,058   11,142,726
                                                                                               -------------------------------------
                                            SAVINGS AND LOANS: 2.2%
    35,400   337,200      372,600           Sovereign Bancorp, Inc.                               790,128     7,526,304    8,316,432
                                                                                               -------------------------------------
                                                                                                  790,128     7,526,304    8,316,432
                                                                                               -------------------------------------
                                            SOFTWARE: 1.6%
    21,600   206,800      228,400 L         Microsoft Corp.                                       557,280     5,335,440    5,892,720
                                                                                               -------------------------------------
                                                                                                  557,280     5,335,440    5,892,720
                                                                                               -------------------------------------
                                            TELECOMMUNICATIONS: 2.0%
    30,900   294,500      325,400           SBC Communications, Inc.                              722,442     6,885,410    7,607,852
                                                                                               -------------------------------------
                                                                                                  722,442     6,885,410    7,607,852
                                                                                               -------------------------------------
                                            Total Common Stock
                                               (Cost $33,529,829, $300,086,256 and
                                               $333,616,185)                                   35,833,078   342,617,451  378,450,529
                                                                                               -------------------------------------

 ING VALUE      ING                                                                        ING VALUE       ING
OPPORTUNITY   MAGNACAP    PRO FORMA                                                        OPPORTUNITY    MAGNACAP    PRO FORMA
    FUND        FUND     (UNAUDITED)                                                          FUND          FUND     (UNAUDITED)
-----------  ----------  -----------                                                       -----------  -----------  -----------
Principal Amount                                                                                         Value
------------------------------------                                                       -------------------------------------
SHORT-TERM INVESTMENTS: 12.7%
                                      REPURCHASE AGREEMENT: 1.0%
$        --  $3,302,000  $ 3,302,000  Goldman Sachs Repurchase Agreement dated 05/31/05,
                                      3.030%, due 06/01/05, $3,302,278 to be received
                                      upon repurchase (Collateralized by $3,405,000
                                      Federal Home Loan Bank, 3.080%, Market Value plus
                                      accrued interest $3,371,438, due 12/04/07.           $        --  $ 3,302,000  $ 3,302,000

    486,000          --      486,000  Goldman Sachs Repurchase Agreement dated 05/31/05,
                                      3.030%, due 06/01/05, $486,041 to be received upon
                                      repurchase (Collateralized by $501,000 Federal Home
                                      Loan Mortgage Corporation, 3.600%, Market Value
                                      plus accrued interest $496,481, due 05/22/08.            486,000           --      486,000
                                                                                           -------------------------------------
                                                                                               486,000    3,302,000    3,788,000
                                                                                           -------------------------------------
                                      Total Repurchase Agreement
                                         (Cost $486,000, $3,302,000 and $3,788,000)            486,000    3,302,000    3,788,000
                                                                                           -------------------------------------
                                      SECURITIES LENDING COLLATERAL(CC): 11.7%
  4,084,078  40,540,622   44,624,700  The Bank of New York Institutional Cash Reserves
                                      Fund                                                   4,084,078   40,540,622   44,624,700
                                                                                           -------------------------------------
                                      Total Securities Lending Collateral
                                         (Cost $4,084,078, $40,540,622 and $44,624,700)      4,084,078   40,540,622   44,624,700
                                                                                           -------------------------------------
                                      Total Short-Term Investments
                                         (Cost $4,570,078, $43,842,622 and $48,412,700)      4,570,078   43,842,622   48,412,700
                                                                                           -------------------------------------

           TOTAL INVESTMENTS IN SECURITIES (COST $38,099,907,
              $343,928,878 AND $382,028,785)*                                    112.4%  $40,403,156  $386,460,073  $426,863,229
           OTHER ASSETS AND LIABILITIES--NET                                     (12.4)   (4,451,694)  (42,712,608)  (47,164,302)
                                                                                 ------  ---------------------------------------
           NET ASSETS                                                            100.0%   35,951,462   343,747,465   379,698,927
                                                                                         =======================================

                         @            Non-income producing security
                         @@           Foreign issuer
                         ADR          American Depositary Receipt
                         cc           Securities purchased with cash collateral for securities loaned.
                         L            Loaned security, a portion or all of the security is on loan at May 31, 2005.

                         *            Cost for federal income tax purposes is $38,241,000, $343,949,065 and $382,190,065.
                                      Net unrealized appreciation consists of:

                                      Gross Unrealized Appreciation                      $ 3,260,554   $47,893,155   $51,153,709
                                      Gross Unrealized Depreciation                       (1,098,398)   (5,382,147)   (6,480,545)
                                                                                         ---------------------------------------
                                      Net Unrealized Appreciation                          2,162,156    42,531,195    44,673,164
                                                                                         =======================================

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

   The Board of Directors of the ING Value Opportunity Fund ("Value Opportunity") and the Board of Trustees of the ING MagnaCap Fund ("MagnaCap"), approved an Agreement and Plan of Reorganization dated July 21, 2005 (the "Plan") whereby, subject to approval by the shareholders of Value Opportunity, MagnaCap will acquire all of the assets of the Value Opportunity, subject to the liabilities of such Fund, in exchange for a number of shares of MagnaCap equal in value to the net assets of Value Opportunity (the "Merger").

   The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2005. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Value Opportunity and MagnaCap at May 31, 2005. The unaudited pro forma statement of operations reflects the results of operations of Value Opportunity and MagnaCap for the year ended May 31, 2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Value Opportunity and MagnaCap under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of MagnaCap for pre-combination periods will not be restated.

   The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

   Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

   The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Value Opportunity by MagnaCap as of May 31, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of Value Opportunity by the respective Class net asset value per share of MagnaCap.

NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

   The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on May 31, 2005. Value Opportunity expenses were adjusted assuming MagnaCap's fee structure was in effect for the year ended May 31, 2005.

NOTE 5 - MERGER COSTS:

   No merger costs are to be incurred by the Funds. ING Investments, LLC, or an affiliate, the Investment Adviser to the Funds, will bear the cost of the merger expense of the Funds carrying out their obligations under the Plan including merger related legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - USE OF ESTIMATES

   Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

   It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                           ING VALUE OPPORTUNITY FUND

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2005. THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on November 10, 2005 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

      This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among ING Value Opportunity Fund and ING MagnaCap Fund, providing for the reorganization of ING Value Opportunity Fund with and into ING MagnaCap Fund; and

      For [ ]                      Against [ ]                Abstain [ ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

      For [ ]                      Against [ ]                Abstain [ ]

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

_______________________________                         _______________
Signature (s) (if held jointly)                         Date

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is made to Article VII, Section 8 of the Registrant's by-Laws filed as an Exhibit to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A filed on October 30, 1997 and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 11(a) of the Management Agreement provides the following:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Maryland General Corporations Law which provides generally that
(1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 16. EXHIBITS

  (1) (a) Articles of Restatement of Articles of Incorporation, dated December 23, 1997 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (b) Articles of Amendment dated October 26, 1998 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (c) Articles Supplementary dated May 24, 1999 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (d) Articles Supplementary dated November 16, 1999 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (e) Articles Supplementary dated November 8, 2001 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (f) Articles of Amendment dated February 11, 2002 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (g) Articles of Amendment dated May 24, 2002 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

  (2) (a) Amended and Restated bylaws as of October 23, 1995 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

  (3)   Not applicable.


  (4) Form of Agreement and Plan of Reorganization between ING Investment Funds, Inc., on behalf of its ING MagnaCap Fund series and ING Series Fund, Inc., on behalf of its ING Value Opportunity Fund series - Filed as an exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.


  (5) Instruments defining the rights of shareholders - set forth in the Articles of Incorporation, previously filed as an Exhibit to Post-Effective Amendment No. 60 To The Registrant's form N-1A Registration Statement on September 27, 2004.

  (6)   (a)  Amended and Restated Investment Management Agreement with Respect to Magnacap Fund - Previously Filed As an Exhibit To Post-effective Amendment No. 57 To The Registrant's form N-1A Registration Statement on September 30, 2003 and Incorporated Herein by Reference.

            (i) Amended Schedule A with Respect to the Amended and Restated Investment Management Agreement between ING Investment Funds, Inc. and ING Investments, LLC. - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

        (b) Sub-Advisory Agreement made August 1, 2003, by and between ING Investments, LLC. and Aeltus Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (i) 1st Amendment to Sub-Advisory Agreement effective September 1, 2003 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (ii) Amended Schedule A with Respect to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

  (7) (a) Underwriting Agreement dated September 1, 2000 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (i) Schedule of Approvals with Respect to the Underwriting Agreement between ING Investment Funds, Inc. and ING Funds Distributor, Inc. - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (b) Substitution Agreement, made as of October 8, 2002, by and between ING Investment Funds, Inc. and ING Funds Distributor - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

  (8) Not applicable.

  (9) (a) Securities Lending Agreement and Guaranty dated August 7, 2003 between Each Investment Company Listed on Exhibit A and The Bank of New York - Filed As an Exhibit To Post-effective Amendment No. 57 To The Registrant's form N-La Registration Statement As Filed on September 30, 2003 and Incorporated Herein by Reference.

            (i) Amended Exhibit A To The Securities Lending Agreement, dated February 1, 2004 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (b) Custody Agreement With The Bank of New York dated January 6,2003 Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (i) Amended Exhibit A To The Custody Agreement, dated June 14, 2004 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (c) Foreign Custody Manager Agreement Made As of January 6, 2003 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (i) Amended Exhibit A To The foreign Custody Manager Agreement, dated June 14, 2004 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (d) Fund Accounting Agreement Made As of January 6, 2003 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (i) Amended Exhibit A To The Fund Accounting Agreement, dated June 14, 2004 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

(10)  (a)   Amended and Restated Service and Distribution Plan for Class A
            Shares - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27,
            2004.

      (b) Amended and Restated Service and Distribution Plan for Class B Shares - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (c) Service and Distribution Plan for Class C Shares - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (d) Restated Service and Distribution Plan for Class M Shares - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (e) Shareholder Service Plan for Class Q Shares - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (f) Amended and Restated Multiple Class Plan Adopted Pursuant to Rule 18F-3 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.


(11) Form of Opinion and Consent of Counsel - Filed as an exhibit to the Registrant's Form N-14 Registration Statements on July 29, 2005.


(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - to be filed by subsequent post-effective amendment.

(13) (a) Agency Agreement dated November 30, 2000 -Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (i)   Amended Exhibit A To The Agency Agreement, dated June 14, 2004
                  - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (b) Amended and Restated Shareholder Servicing Agreement, Made on July 29, 1999, by and between ING Investment Funds, Inc. and ING Funds Services, LLC - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (c) ING Funds and Advisers ("ING Investments, LLC") Code of Ethics, effective September 1, 2004 - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (d) Aeltus Investment Management Code of Ethics - Filed as an exhibit to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on September 27, 2004.


(14)  Consent of independent registered public accounting firm - filed herewith.


(15)  Not applicable.


(16) Powers of attorney - filed as an Exhibit to Registrant's Form N-14 Registration Statement on July 29, 2005.


ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 12th day of August, 2005.


                                    ING INVESTMENT FUNDS, INC.

                                    By: /s/ Huey P. Falgout, Jr.
                                    ----------------------------
                                    Huey P. Falgout, Jr.
                                    Secretary

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                            TITLE                                  DATE
---------                                            -----                                  ----
_______________________
James M. Hennessy*                       President and Chief Executive officer          August 12, 2005

                                         Senior Vice President, Chief/
_______________________                  Principal Financial officer and
Todd Modic*                              Assistant Secretary                            August 12, 2005

_______________________
Jock Patton*                                 Chairman and Director                      August 12, 2005

_______________________
John V. Boyer*                                     Director                             August 12, 2005

_______________________
J. Michael Earley*                                 Director                             August 12, 2005

_______________________
R. Barbara Gitenstein*                             Director                             August 12, 2005

_______________________
Patrick W. Kenny*                                  Director                             August 12, 2005

_______________________
Walter H. May, Jr.*                                Director                             August 12, 2005

_______________________
John G. Turner*                                    Director                             August 12, 2005

_______________________
David W.C. Putnam*                                 Director                             August 12, 2005

_______________________
Roger B. Vincent*                                  Director                             August 12, 2005

SIGNATURE                                            TITLE                                 DATE
---------                                            -----                                 ----
_______________________
Richard A. Wedemeyer*                                Director                           August 12, 2005

_______________________
Thomas J. McInerney*                                 Director                           August 12, 2005


*by:

         /s/ Huey P. Falgout, Jr.
         ------------------------
         Huey P. Falgout, Jr.

         Attorney-in-Fact**

** Executed pursuant to powers of attorney filed in this Registration Statement.

                                  EXHIBIT INDEX






(14)  Consent  of Independent Public Accounting Firm